UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant: Vanguard Whitehall Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 – October 31, 2010

Item 1: Reports to Shareholders

Vanguard Selected Value Fund
Annual Report

October 31, 2010

> Vanguard Selected Value Fund returned nearly 22% for the 12 months ended October 31, 2010, but fell short of its comparative standards.

> All sectors in the fund’s portfolio posted strong gains, with consumer discretionary stocks leading the way.

> The fund’s long-term performance remains ahead of the comparable return of the Russell Midcap Value Index and the average result for peer funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2010

Total
Returns
Vanguard Selected Value Fund	21.75%
Russell Midcap Value Index	27.49
Mid-Cap Value Funds Average	23.06
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2009, Through October 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$14.78	$17.73	$0.241	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Selected Value Fund returned 21.75% for the 12 months ended October 31, 2010, coming close to matching last year’s strong performance. However, the fund lagged the 27.49% return of its index benchmark and the 23.06% average return of peer funds for the period.

The advisors’ selections in the consumer discretionary sector had the largest role in the fund’s return. However, in other sectors the advisors favored stocks that didn’t keep pace with those that the market deemed to have better prospects, particularly in the health care and information technology sectors. Consequently, the fund didn’t gain as much as the Russell Midcap Value Index or the average return of peer funds.

If you hold shares in a taxable account, you may wish to review the information about after-tax returns for the fiscal year that appears later in this report.

Stock market performance was better than it felt
Global stock prices rallied at the start of the period, but struggled through the spring and summer, weighed down by Europe’s sovereign debt crisis and the slow pace of economic recovery in the United States. In the fiscal year’s final months, the mood

2

turned. Stock prices climbed on continued strength in corporate earnings. In the United States, stocks also seemed to get a boost from the Federal Reserve Board’s hints that it would try to stimulate the economy with a second round of U.S. Treasury bond purchases. (In early November, the Fed announced that it would buy as much as $600 billion in Treasuries.)

For the 12 months, the broad U.S. stock market returned about 19%, a performance that was better than it felt in a year of ups and downs. Small-capitalization stocks did even better. International stocks returned about 13% on the strength of a powerful rally in emerging markets and solid single-digit gains in developed markets in Europe and the Pacific region.

Despite shrinking yields, bonds attracted investor dollars
Although fixed income yields have fallen to generational lows, investors continued to bid up bond prices. The broad U.S. bond market produced a 12-month return of about 8% as the yield of the 10-year U.S. Treasury note fell from 3.39% at the start of the period to 2.61% at the close. Tax-exempt municipal bonds also rallied. Bond prices and yields move in opposite directions, of course, so abundant returns built on rising prices could mean leaner pickings in the years ahead.

The yields of money market securities hovered near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.67%	-6.14%	1.99%
Russell 2000 Index (Small-caps)	26.58	-3.91	3.07
Dow Jones U.S. Total Stock Market Index	19.04	-5.55	2.52
MSCI All Country World Index ex USA (International)	13.08	-7.62	6.21

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.01%	7.23%	6.45%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	7.78	5.79	5.20
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.89	2.41

CPI
Consumer Price Index	1.17%	1.54%	1.89%

3

The fund didn’t capture all of the market’s gains
In seeking midsized U.S. companies that have the best potential to provide investors with long-term capital appreciation and dividend income, the fund’s two advisors lean toward stable firms with strong fundamentals. Although the fund’s portfolio performed well on an absolute basis, its relative performance lagged as mid-cap investors preferred companies that were less financially sound but were viewed as having more promise.

The fund achieved nearly all of its advance in the first six months of the period, gave back a portion in the late spring and summer, then regained that lost ground by the end of October. As occurred in the previous fiscal year, every stock sector in the fund advanced. In fact, every sector’s percentage gains were in double digits. Also as in the previous year, the two largest sectors by weighting—financials and consumer discretionary—accounted for more than half of the fund’s return. This time, however, the advisors’ selections outperformed the index in only one of the two sectors rather than both, as before.

In the consumer discretionary sector, the advisors’ selections among stocks of department stores, apparel stores, and household appliance makers provided a measure of outperformance.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Selected Value Fund	0.52%	1.42%

The fund expense ratio shown is from the prospectus dated February 25, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the fund’s expense ratio was 0.47%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Mid-Cap Value Funds.

4

However, the fund’s financial holdings trailed the performance of the financial stocks in the benchmark. One key reason: Investors bid up the prices of real estate investment trusts, while the advisors deemphasized REITs and mostly missed out on their sizable gains. On the plus side, the fund’s holdings in midsize banks and asset managers did particularly well.

The industrial sector also contributed notably to the fund’s performance. Relative performance suffered most in the health care arena, where the advisors’ selections gained 13% but the benchmark’s stocks advanced about twice as much. The fund’s information technology holdings also trailed the performance of those in the index’s IT segment.

You can find more information on the fund’s positioning and performance during the year in the Advisors’ Report that follows this letter.

Over the past ten years, the fund’s track record is solid
Although the Selected Value Fund underperformed the average return of peer funds in the 2010 fiscal year, the fund’s long-term performance record continues to outpace the competition. For the ten years ended October 31, the fund’s 8.29% average annual return not only topped its benchmark’s 8.00% return but outdistanced the 6.58% average return from similar funds.

Total Returns
Ten Years Ended October 31, 2010

Average
Annual Return
Selected Value Fund	8.29%
Russell Midcap Value Index	8.00
Mid-Cap Value Funds Average	6.58
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The past decade included two major bear markets that limited the Dow Jones U.S. Total Stock Market Index to an average return of about 1% per year. The fund’s much stronger performance over the ten years should be kept in perspective. The advisors’ focus on a relatively small number of out-of-favor, medium-sized companies can result in noticeable underperformance as well as superior results from time to time. In other words, active stock investing in one segment of the market means accepting higher risk along with the potential for higher returns. Fortunately, your advisors have had the advantages of their skill, their patience, and Vanguard’s low operating costs to aid their pursuit of market-beating returns.

During volatile markets, stick to a time-tested approach
The volatility of recent years has certainly tested the fortitude of long-term investors. Although the markets gave more than they took in the past year, periodic bouts of volatility can be expected as the global economy mends from the financial crisis and adjusts to new forces.

But when change seems to accelerate around us, it’s crucial to remember what doesn’t change—and for investors, that means sticking with time-tested principles, notably diversification across and within asset classes, long-term perspective, and low costs. These practices have proven to be effective over longer periods of time. Investors who followed this approach and didn’t alter their basic strategy amid the dramatic swings of recent years were partly insulated from the deepest losses and participated in the recovery.

Whether returns continue to be positive or not, the Selected Value Fund, with its disciplined focus on out-of-favor midsized companies and its low costs, can play a useful role as part of a well-diversified portfolio that also includes a variety of other large- and small-cap stock funds, bond funds, and short-term investments. This balanced approach has proven its mettle over time.

As always, we appreciate your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 15, 2010

6

Advisors’ Report

For the fiscal year ended October 31, 2010, Vanguard Selected Value Fund returned 21.75%. Your fund is managed by two independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on November 19, 2010.

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	73	2,654	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	24	889	Conducts fundamental research on the lowest
			price-to-tangible-book-value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Cash Investments	3	96	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Managers: James P. Barrow, Executive Director

Mark Giambrone, Managing Director

The past year in the market has seen a strong, although volatile, recovery with substantial returns. Unfortunately, the year was dominated by what we call a “low-quality rally,” led by companies without meaningful earnings and often without dividends. Therefore, while absolute returns have been satisfactory, we have lagged our benchmark. Fortunately, toward the end of the fiscal year, the market began to focus more on fundamentals and lifted our portfolio in advance of the recent market climb. As we enter the new fiscal year, we are encouraged to see much of the political and macroeconomic focus subsiding and a focus on fundamentals increasing. The portfolio is well positioned with quality companies that have good earnings and cash-flow prospects, pay an above-market yield, and have below-market valuations.

Relative to our benchmark index, we continue to be overweighted in the industrial, consumer discretionary, and health care sectors—all areas that have tremendous valuation potential and should see earnings stabilize or improve as the economy mends. Our overweighting in health care was the largest detractor to performance during the fiscal year because of concerns that continue to surround the health care reform legislation. As these concerns are addressed over time, we expect valuations to improve. Although we have been underweighted in financials, we continue to find some opportunities there and our weighting is steadily increasing.

We also are finding unique opportunities in the information technology area, and have been adding to our stake in it. Xerox gives us exposure to a cheap technology company, with predictable cash flow, that now offers an improved growth profile and more diversified profit stream owing to the acquisition of Affiliated Computer Services, a business outsourcing provider. In Molex we own an attractively valued global manufacturer of electronic connectors, which are necessary for thousands of products in various end-markets such as consumer electronics, the automotive industry, telecommunications, and industrial companies.

We remain underweighted in materials, telecommunication services, consumer staples, and utilities. These are areas in which the current economic environment does not seem to favor valuations, or in which company fundamentals do not match our investment parameters.

8

Donald Smith & Co., Inc.

Portfolio Managers: Donald G. Smith, Chief Investment Officer

Richard L. Greenberg, CFA, Senior Vice President

Our portfolio at the end of October 2010 continued to be concentrated in low price-to-tangible-book-value stocks with attractive long-term earnings potential. In aggregate, the portfolio’s holdings were selling at 86% of tangible book value and 8.7 times our estimate of “normalized earnings.” In contrast, the S&P 500 Index sells at more than 400% of tangible book value and about 14 times normalized earnings.

During the year we maintained a substantial cash position, which weighed on our portfolio’s results in a strongly rising market. In general, companies that would benefit from a recovering economy, such as paper producers, retailers, and airlines, did well. With interest rates falling, insurance companies and utilities also outperformed. Top performers among our holdings included Domtar, Dillard’s, and Semiconductor Manufacturing International. Companies in industries suffering from overcapacity—RRI Energy, Overseas Shipholding Group, and Tesoro—declined most over the past year.

During the period, we initiated positions in Constellation Energy, Everest Re, Hyatt, Ingram Micro, JetBlue, Montpelier Re, and Noble Corporation. All of these stocks were purchased below tangible book value. We also increased our existing holdings in Air France, American National Insurance, Yamana Gold, CNA Financial, Micron Technology, RRI Energy, and Tesoro, and scaled back holdings in Dillard’s, Domtar, NV Energy, Pinnacle West, Semiconductor Manufacturing, and Unum. We eliminated positions in five stocks, all of which had appreciated substantially: Aspen Insurance Holdings, Hyatt (recently acquired, as noted above), Royal Caribbean Cruises, Southwest Airlines, and Validus Holdings.

At the fiscal year-end, our two largest industry weightings were insurance and technology. The insurance companies, all of which sell below book value, have seen strong growth in their equity as investment portfolio values have risen with declining interest rates. Some of them (Everest Re, Unum, Montpelier Re) have been aggressively buying back stock below book value. The two largest technology holdings, Micron and Ingram Micro, have generated strong cash flow over the past year that will enable them to either grow more rapidly in the future, reduce debt, or buy back stock. Other large positions include a gold company (Yamana), airlines (Air France and JetBlue), a retailer (Dillard’s), a refiner (Tesoro), and an electricity provider (Constellation).

9

Selected Value Fund

Fund Profile
As of October 31, 2010

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	67	541	3,920
Median Market Cap	$7.5B	$6.3B	$28.5B
Price/Earnings Ratio	13.3x	19.1x	16.9x
Price/Book Ratio	1.4x	1.5x	2.2x
Return on Equity	13.3%	10.9%	19.2%
Earnings Growth Rate	-3.2%	0.6%	6.5%
Dividend Yield	2.1%	2.1%	1.8%
Foreign Holdings	5.9%	0.0%	0.0%
Turnover Rate	22%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.52%	—	—
30-Day SEC Yield	1.27%	—	—
Short-Term Reserves	7.8%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	18.8%	10.9%	11.8%
Consumer Staples	5.1	7.1	10.0
Energy	8.6	10.5	9.8
Financials	22.7	29.4	16.3
Health Care	9.0	5.3	11.0
Industrials	14.5	10.2	11.1
Information
Technology	9.2	6.6	19.4
Materials	2.9	5.2	4.4
Telecommunication
Services	0.1	2.1	2.8
Utilities	9.1	12.7	3.4

Volatility Measures
	Russell
	Midcap	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.95	0.
Beta	0.84	1.
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Goodrich Corp.	Aerospace &
	Defense	2.5%
Stanley Black & Decker	Household
Inc.	Appliances	2.3
Yamana Gold Inc.	Gold	2.2
Murphy Oil Corp.	Integrated Oil &
	Gas	2.2
Newell Rubbermaid Inc.	Housewares &
	Specialties	2.1
Coventry Health Care	Managed Health
Inc.	Care	2.1
Family Dollar Stores Inc.	General
	Merchandise Stores	2.0
Ryder System Inc.	Trucking	2.0
Willis Group Holdings plc	Insurance Brokers	1.9
CNA Financial Corp.	Property & Casualty
	Insurance	1.9
Top Ten		21.2
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the expense ratio was 0.47%.

10

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2000, Through October 31, 2010
Initial Investment of $25,000

	Average Annual Total Returns
	Periods Ended October 31, 2010
				Final Value
	One	Five	Ten	of a $25,000
	Year	Years	Years	Investment
Selected Value Fund	21.75%	4.11%	8.29%	$55,459
Dow Jones U.S. Total Stock Market
Index	19.04	2.52	1.02	27,683
Russell Midcap Value Index	27.49	3.38	8.00	53,964
Mid-Cap Value Funds Average	23.06	3.09	6.58	47,293

Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 2000, Through October 31, 2010

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

See Financial Highlights for dividend and capital gains information.

11

Selected Value Fund

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	14.44%	2.66%	8.30%

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

12

Selected Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (89.5%)[1]
Consumer Discretionary (17.1%)
	Stanley Black &
	Decker Inc.	1,349,800	83,647
	Newell Rubbermaid Inc.	4,354,400	76,855
	Family Dollar Stores Inc.	1,560,300	72,039
	Limited Brands Inc.	2,342,900	68,858
*	Royal Caribbean
	Cruises Ltd.	1,693,700	66,969
*	Hanesbrands Inc.	2,447,500	60,698
	Dillard’s Inc. Class A	2,301,900	58,721
	Advance Auto Parts Inc.	872,600	56,702
	International Game
	Technology	3,507,000	54,674
	Service Corp.
	International	2,627,000	21,752
			620,915
Consumer Staples (4.4%)
	Reynolds American Inc.	839,000	54,451
	Lorillard Inc.	633,800	54,089
	Sysco Corp.	1,741,700	51,310
			159,850
Energy (7.6%)
	Murphy Oil Corp.	1,231,800	80,264
*,^	Seadrill Ltd.	1,759,300	53,536
	Tesoro Corp.	3,421,000	44,336
	Spectra Energy Corp.	1,664,900	39,575
	El Paso Corp.	2,777,400	36,828
	Overseas Shipholding
	Group Inc.	472,900	15,809
	Noble Corp.	174,597	6,029
			276,377

			Market
			Value
		Shares	($000)
Financials (20.4%)
	Willis Group Holdings plc	2,194,400	69,782
*	CNA Financial Corp.	2,513,182	69,665
	Capital One
	Financial Corp.	1,793,900	66,859
	PNC Financial
	Services Group Inc.	1,174,312	63,295
*	SLM Corp.	5,239,600	62,351
	New York Community
	Bancorp Inc.	3,526,600	59,705
	Ameriprise Financial Inc.	1,106,400	57,190
	Fifth Third Bancorp	4,240,400	53,259
	Annaly Capital
	Management Inc.	2,433,800	43,103
	XL Group PLC Class A	1,997,200	42,241
	Axis Capital Holdings Ltd.	1,188,200	40,411
	Chubb Corp.	682,200	39,581
	Unum Group	1,324,490	29,695
	Everest Re Group Ltd.	300,000	25,284
	American National
	Insurance Co.	164,858	12,932
	Fidelity National
	Financial Inc. Class A	347,100	4,648
	Montpelier Re
	Holdings Ltd.	245,863	4,504
			744,505
Health Care (8.0%)
*	Coventry Health Care Inc.	3,190,700	74,726
	Omnicare Inc.	2,513,600	60,628
	Cardinal Health Inc.	1,679,100	58,248
	CIGNA Corp.	1,510,700	53,161
	Quest Diagnostics Inc.	920,000	45,209
			291,972

13

Selected Value Fund

			Market
			Value
		Shares	($000)
Industrials (13.1%)
	Goodrich Corp.	1,088,400	89,325
	Ryder System Inc.	1,638,500	71,684
	Eaton Corp.	776,100	68,941
*	Air France-KLM ADR	3,744,954	68,402
	L-3 Communications
	Holdings Inc.	691,800	49,941
	ITT Corp.	972,000	45,869
	SPX Corp.	571,000	38,291
	Dun & Bradstreet Corp.	337,900	25,143
*	JetBlue Airways Corp.	2,715,765	18,956
			476,552
Information Technology (8.0%)
*	Micron Technology Inc.	7,729,916	63,926
	Molex Inc.	3,062,300	62,165
*	Ingram Micro Inc.	3,290,648	58,113
	Xerox Corp.	3,445,600	40,313
	Computer Sciences Corp.	784,200	38,465
*	Flextronics
	International Ltd.	1,978,613	14,167
*	Semiconductor
	Manufacturing International
	Corp. ADR	3,062,588	12,618
			289,767
Materials (2.6%)
	Yamana Gold Inc.	7,338,300	80,648
	Domtar Corp.	185,279	14,704
			95,352
Utilities (8.3%)
	CenterPoint Energy Inc.	3,839,300	63,579
	Pinnacle West
	Capital Corp.	1,523,259	62,697
	Xcel Energy Inc.	2,535,300	60,492
	MDU Resources
	Group Inc.	2,962,300	59,039
	Constellation Energy
	Group Inc.	1,151,737	34,829
*	RRI Energy Inc.	3,095,218	11,638
	NV Energy Inc.	668,340	9,129
			301,403
Total Common Stocks
(Cost $2,716,595)			3,256,693
Temporary Cash Investments (10.6%)[1]
Money Market Fund (10.2%)
2,3	Vanguard Market Liquidity
	Fund, 0.237%	370,202,509	370,203

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.4%)
4,5	Fannie Mae
	Discount Notes,
	0.200%, 12/22/10	500	500
4	Fannie Mae
	Discount Notes,
	0.180%, 12/29/10	1,000	1,000
4,5	Fannie Mae
	Discount Notes,
	0.341%, 3/1/11	10,000	9,993
4,5	Freddie Mac
	Discount Notes,
	0.250%, 3/21/11	3,000	2,997
4,5	Freddie Mac
	Discount Notes,
	0.281%, 6/21/11	2,500	2,496
			16,986
Total Temporary Cash Investments
(Cost $387,183)			387,189
Total Investments (100.1%)
(Cost $3,103,778)			3,643,882
Other Assets and Liabilities (-0.1%)
Other Assets			35,941
Liabilities[3]			(40,591)
			(4,650)
Net Assets (100%)
Applicable to 205,256,066 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			3,639,232
Net Asset Value Per Share			$17.73

14

Selected Value Fund

At October 31, 2010, net assets consisted of:

Amount
($000)
Paid-in Capital	3,532,748
Undistributed Net
Investment Income	33,329
Accumulated Net
Realized Losses	(470,944)
Unrealized Appreciation
(Depreciation)
Investment Securities	540,104
Futures Contracts	3,995
Net Assets	3,639,232

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $7,769,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 92.0% and 8.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $7,914,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $15,986,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Statement of Operations

Year Ended
October 31, 2010
($000)
Investment Income
Income
Dividends[1]	64,993
Interest[2]	911
Security Lending	24
Total Income	65,928
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,682
Performance Adjustment	1,512
The Vanguard Group—Note C
Management and Administrative	5,444
Marketing and Distribution	721
Custodian Fees	48
Auditing Fees	27
Shareholders’ Reports	45
Trustees’ Fees and Expenses	6
Total Expenses	15,485
Expenses Paid Indirectly	(154)
Net Expenses	15,331
Net Investment Income	50,597
Realized Net Gain (Loss)
Investment Securities Sold	(40,345)
Futures Contracts	13,833
Realized Net Gain (Loss)	(26,512)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	600,476
Futures Contracts	4,018
Change in Unrealized Appreciation (Depreciation)	604,494
Net Increase (Decrease) in Net Assets Resulting from Operations	628,579
1 Dividends are net of foreign withholding taxes of $55,000.
2 Interest income from an affiliated company of the fund was $875,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Statement of Changes in Net Assets

	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	50,597	46,351
Realized Net Gain (Loss)	(26,512)	(247,106)
Change in Unrealized Appreciation (Depreciation)	604,494	703,886
Net Increase (Decrease) in Net Assets Resulting from Operations	628,579	503,131
Distributions
Net Investment Income	(46,869)	(78,192)
Realized Capital Gain	—	—
Total Distributions	(46,869)	(78,192)
Capital Share Transactions
Issued	628,925	465,114
Issued in Lieu of Cash Distributions	41,576	69,913
Redeemed[1]	(464,396)	(531,001)
Net Increase (Decrease) from Capital Share Transactions	206,105	4,026
Total Increase (Decrease)	787,815	428,965
Net Assets
Beginning of Period	2,851,417	2,422,452
End of Period[2]	3,639,232	2,851,417

1 Net of redemption fees for fiscal 2010 and 2009 of $459,000 and $297,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $33,329,000 and $29,601,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.78	$12.48	$22.11	$21.38	$18.99
Investment Operations
Net Investment Income	.250	.254	.390[1]	.400	.350
Net Realized and Unrealized Gain (Loss)
on Investments	2.941	2.463	(8.100)	1.700	3.180
Total from Investment Operations	3.191	2.717	(7.710)	2.100	3.530
Distributions
Dividends from Net Investment Income	(.241)	(.417)	(.370)	(.320)	(.290)
Distributions from Realized Capital Gains	—	—	(1.550)	(1.050)	(.850)
Total Distributions	(.241)	(.417)	(1.920)	(1.370)	(1.140)
Net Asset Value, End of Period	$17.73	$14.78	$12.48	$22.11	$21.38

Total Return[2]	21.75%	22.77%	-37.79%	10.15%	19.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,639	$2,851	$2,422	$4,991	$4,326
Ratio of Total Expenses to
Average Net Assets[3]	0.47%	0.52%	0.38%	0.42%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.52%	1.93%	2.21%	1.74%	1.75%
Portfolio Turnover Rate	22%	30%	23%	33%	37%

1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.05%, (0.03%), (0.02%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

19

Selected Value Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI Investable Market 2500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before an increase of $1,512,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2010, the fund had contributed capital of $635,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.25% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,256,693	—	—
Temporary Cash Investments	370,203	16,986	—
Futures Contracts—Assets[1]	32	—	—
Total	3,626,928	16,986	—
1 Represents variation margin on the last day of the reporting period.

20

Selected Value Fund

E. At October 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2010	215	63,409	3,433
E-mini S&P 500 Index	December 2010	531	31,321	562

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2010, the fund had $39,705,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $466,345,000 to offset future net capital gains of $194,512,000 through October 31, 2016, $249,339,000 through October 31, 2017, and $22,494,000 through October 31, 2018.

At October 31, 2010, the cost of investment securities for tax purposes was $3,103,778,000. Net unrealized appreciation of investment securities for tax purposes was $540,104,000, consisting of unrealized gains of $703,764,000 on securities that had risen in value since their purchase and $163,660,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2010, the fund purchased $835,806,000 of investment securities and sold $630,691,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	37,789	36,852
Issued in Lieu of Cash Distributions	2,571	6,144
Redeemed	(28,069)	(44,143)
Net Increase (Decrease) in Shares Outstanding	12,291	(1,147)

I. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2010, these arrangements reduced the fund’s expenses by $154,000 (an annual rate of 0.00% of average net assets).

J. In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 14, 2010

Special 2010 tax information (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $46,869,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Selected Value Fund
Periods Ended October 31, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	21.75%	4.11%	8.29%
Returns After Taxes on Distributions	21.48	3.14	7.51
Returns After Taxes on Distributions and Sale of Fund Shares	14.45	3.33	7.06

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended October 31, 2010

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	4/30/2010	10/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,001.69	$2.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.99	2.24

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.44%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008).	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components).	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010).	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q9340 122010

Vanguard Mid-Cap Growth Fund
Annual Report

October 31, 2010

> Vanguard Mid-Cap Growth Fund returned about 27% for the 12 months ended October 31, 2010.

> The fund’s return trailed that of its benchmark, the Russell Midcap Growth Index, but was in line with the average return of mid-cap growth funds.

> Holdings in the information technology and industrial sectors were among the fund’s strongest performers. Stock selection in the consumer discretionary and financial areas hurt the fund’s performance relative to the index.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2010

Total
Returns
Vanguard Mid-Cap Growth Fund	26.70%
Russell Midcap Growth Index	28.03
Mid-Cap Growth Funds Average	27.16
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2009, Through October 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$13.86	$17.54	$0.018	$0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Mid-Cap Growth Fund returned 26.70% for the fiscal year ended October 31, 2010. The fund was a step behind its benchmark, the Russell Midcap Growth Index, which returned 28.03% for the period, and the average return of its peer funds.

Despite a few bumps during the fiscal year, the fund’s mid-capitalization holdings placed it among the best-performing segments of the market. Mid-cap stocks overall outperformed shares of larger and smaller companies during the period. The fund further benefited from its focus on growth, as growth stocks in general beat their value counterparts.

For the 12 months, the fund’s information technology and industrial sectors were standout performers. The fund’s consumer discretionary and financial holdings weighed on its performance relative to its comparative standards.

If you own shares of the fund in a taxable account, you may wish to review information about the fund’s after-tax returns presented later in this report.

Stock market performance was better than it felt
Global stock prices rallied at the start of the period, but struggled through the spring and summer, weighed down by Europe’s sovereign debt crisis and the slow pace of economic recovery in the United States. In the fiscal year’s final months, the mood turned. Stock prices

2

climbed on continued strength in corporate earnings. In the United States, stocks also seemed to get a boost from the Federal Reserve Board’s hints that it would try to stimulate the economy with a second round of U.S. Treasury bond purchases. (In early November, the Fed announced that it would buy as much as $600 billion in Treasuries.)

For the 12 months, the broad U.S. stock market returned about 19%, a performance that was better than it felt in a year of ups and downs. Small-capitalization stocks did even better. International stocks returned about 13% on the strength of a powerful rally in emerging markets and solid single-digit gains in developed markets in Europe and the Pacific region.

Despite shrinking yields, bonds attracted investor dollars
Although fixed income yields have fallen to generational lows, investors continued to bid up bond prices. The broad U.S. bond market produced a 12-month return of about 8% as the yield of the 10-year U.S. Treasury note fell from 3.39% at the start of the period to 2.61% at the close. Tax-exempt municipal bonds also rallied. Bond prices and yields move in opposite directions, of course, so abundant returns built on rising prices could mean leaner pickings in the years ahead.

The yields of money market securities hovered near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.67%	-6.14%	1.99%
Russell 2000 Index (Small-caps)	26.58	-3.91	3.07
Dow Jones U.S. Total Stock Market Index	19.04	-5.55	2.52
MSCI All Country World Index ex USA (International)	13.08	-7.62	6.21

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.01%	7.23%	6.45%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	7.78	5.79	5.20
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.89	2.41

CPI
Consumer Price Index	1.17%	1.54%	1.89%

3

IT and industrial holdings propelled the fund’s return
The Mid-Cap Growth Fund’s advisors aim to invest in a broad range of high- quality midsized companies with strong growth prospects. The fund has focused on a handful of sectors—information technology, consumer discretionary, industrials, and health care—which together made up more than 75% of its assets, on average, during the fiscal year.

Each of the fund’s sectors posted strong returns for the year; in fact, all except financials produced double-digit percentage gains. Information technology, the largest sector holding, was a stellar performer, contributing about a third of the fund’s overall result for the period. As the U.S. economy continued to slowly recover, companies were more willing to invest in IT consulting and software products and services that could help them become more efficient and competitive. Among the fund’s holdings, the strongest results came from Gartner (+82%), a research and consulting firm, and Sybase (+63%), a software provider recently acquired by business software giant SAP.

Improvements in the economy also boosted the fund’s industrial holdings. Representing about 16% of the fund’s assets, on average, industrial stocks contributed nearly 20% of its total return for the fiscal period. A resurgence of U.S. manufacturing demand helped lift the stocks of aircraft-components

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.60%	1.47%

The fund expense ratio shown is from the prospectus dated February 25, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the fund’s expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Mid-Cap Growth Funds.

4

manufacturer TransDigm (+69%) and industrial distributor Fastenal (+52%), among others.

Rising consumer confidence supported a broad cross-section of consumer discretionary stocks, including specialty retailers and those involved in the hospitality industry. But the fund’s return for the sector would have been even stronger had the advisors chosen better among education service companies, discount retail chains, and department stores. The fund missed out on several opportunities by not owning stocks such as online movie retailer Netflix (+225%), which helped boost the return of the benchmark index.

Financial stocks were among the fund’s weakest performers. Poor stock selection among diversified financial services companies, including Moody’s (–23%), and investment banking and brokerage companies such as Greenhill (–8%) weighed on the fund’s results.

Market downturns have shadowed the fund’s long-term record
For the decade ended October 31, Vanguard Mid-Cap Growth Fund had an average annual return of –0.45%, better than the average return of peer funds (–0.89%) but behind the result of its benchmark index (+0.20%). Of course, an index incurs no expenses. These unsatisfying ten-year results for the fund and its comparative standards reflect a decade that spanned two severe bear markets.

Total Returns
Ten Years Ended October 31, 2010

Average
Annual Return
Mid-Cap Growth Fund	-0.45%
Russell Midcap Growth Index	0.20
Mid-Cap Growth Funds Average	-0.89
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

When evaluating a fund’s long-term track record, it’s helpful to remember that shifts in the starting and ending dates for the measurement period can have a significant impact on relative results. For example, for the ten years ended October 31, 2009, your fund’s average annual return was about 3 percentage points ahead of its benchmark index’s return—boosted by dramatic outperformance in fiscal year 2000. In that year the Mid-Cap Growth Fund had an extraordinary return of about 97%, compared with about 39% for the index; but fiscal 2000 has now dropped out of the ten-year performance calculation.

We remain confident that the skill and knowledge of your fund’s multiple advisors will enable it to continue producing competitive results over the long run.

As a shareholder, you also benefit from the fund’s low costs, which allow you to keep more of its returns.

Invest for the long term regardless of market conditions
Although the Mid-Cap Growth Fund’s results over the past year were strong, it’s impossible to predict the market’s direction down the road.

As seasoned investors understand, coping with the stock market’s ups and downs is an integral part of investing. And as you know, to reap the potential rewards of your investment, you must embrace risk.

Our experience suggests that an effective way to cope with market uncertainty is to focus on the long term and build a diversified, well-balanced portfolio. A portfolio with an appropriate mix of stock, bond, and short-term investments can help protect your assets from the markets’ worst outcomes while giving you the opportunity to participate in the best.

Vanguard Mid-Cap Growth Fund, with its wide exposure to midsized, growth-oriented companies and its low costs, can play an important supporting role in such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 16, 2010

6

Advisors’ Report

During the fiscal year ended October 31, 2010, Vanguard Mid-Cap Growth Fund returned 26.70%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on November 19, 2010.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Chartwell Investment Partners,	49	756	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
William Blair & Company, L.L.C.	48	752	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Cash Investments	3	54	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA, Managing Partner

John A. Heffern, Managing Partner and Senior Portfolio Manager

Investment environment
Investors have become more discerning about quality and growth as the domestic and global economies labor along a path of uneven recovery. During the fiscal year, valuations normalized for many companies badly hurt in the recession, but now the market shows a renewed focus on identifying companies capable of maintaining sales growth and margin expansion into the coming year. The result could be a narrow group of companies leading market performance.

Our research remains oriented toward companies that executed well during the latest period of turbulence, emerged with stronger franchises and enhanced profit margins, and are well-positioned to maintain distance from competitors over time. These are the key characteristics of our time-tested, bottom-up approach to mid-cap growth investing.

Successes
Our selections among energy and basic industry stocks added value. An underweighted position in energy relative to the benchmark index also helped. Companies focusing on oil and gas production (Whiting Petroleum) and on industrial machinery (Gardner Denver) were significant contributors.

Shortfalls
Consumer services and financial services represented the only sectors that materially detracted from our portfolio’s performance. We were disappointed by our stock selections in consumer services, namely in recreational products (Bally Technologies), casinos/gaming, (WMS Industries), and department stores (Kohl’s). Overweighted exposure in financials hurt performance relative to the benchmark.

William Blair & Company, L.L.C.

Portfolio Managers:
Robert C. Lanphier, Principal

David Ricci, CFA, Principal

The past 12 months were extremely volatile, but ultimately rewarding, with multiple swings of roughly 20% in either direction. The period started with a continuation of the cyclical recovery in equities that began in March 2009. However, the market reversed course sharply in May and June of this year as a combination of factors—fears of a “double-dip” recession, European sovereign debt downgrades, and expiring stimulus programs—led to a spike in pessimism.

This macro-driven correction proved short-lived. Investors’ fears were eased in part by word that the Federal Reserve was considering further measures aimed at keeping mortgage and other borrowing rates low. Positive auto sales figures and what some believed to be more pro-business prospects in the November elections also contributed to the improved sentiment that closed the period.

8

Relative to the benchmark index, our portfolio suffered in the period primarily because of our more conservative investment approach (i.e., the portfolio typically has lower beta than the index). However, certain company-specific stock movements detracted from relative performance as well. This was most evident in health care, with Athenahealth, CareFusion, and QIAGEN detracting. Our selections among financial stocks, specifically Greenhill & Co. and HCC Insurance Holdings, also pulled down relative results, as did certain consumer discretionary stocks (WMS Industries, DeVry). On the upside, Green Mountain Coffee Roasters in the consumer staples sector, Airgas in materials, and both Transdigm Group and Fastenal in industrials all helped to raise relative performance.

As we look forward, the U.S. equity market appears to offer a relatively balanced risk-reward profile. Reasonable valuations and strong corporate cash flow create an attractive backdrop; on the other hand, lingering state and municipal budget woes and continued high levels of unemployment threaten to stall the current economic recovery. In the end, although forecasting the economic landscape is not what we spend our time on, we do believe that economic growth will be more contained over the coming years. Corporate earnings growth will be increasingly dependent on revenue growth rather than on cost-cutting. Investors are likely to look for companies that possess more internal growth drivers. Our strategy of finding solid quality growth companies, which “control their own destiny” to a greater degree and are less dependent on overall economic growth, should be beneficial in such an environment.

9

Mid-Cap Growth Fund

Fund Profile
As of October 31, 2010

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	100	492	3,920
Median Market Cap	$5.9B	$6.9B	$28.5B
Price/Earnings Ratio	25.5x	22.6x	16.9x
Price/Book Ratio	3.4x	3.7x	2.2x
Return on Equity	17.8%	19.1%	19.2%
Earnings Growth Rate 13.1%		9.0%	6.5%
Dividend Yield	0.5%	0.9%	1.8%
Foreign Holdings	1.7%	0.0%	0.0%
Turnover Rate	88%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.60%	—	—
30-Day SEC Yield	0.00%	—	—
Short-Term Reserves	3.3%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	19.9%	20.2%	11.8%
Consumer Staples	5.1	5.3	10.0
Energy	5.2	5.5	9.8
Financials	9.9	7.1	16.3
Health Care	16.3	12.5	11.0
Industrials	17.0	15.6	11.1
Information
Technology	21.4	24.4	19.4
Materials	2.5	7.1	4.4
Telecommunication
Services	2.5	2.0	2.8
Utilities	0.2	0.3	3.4

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.97	0.93
Beta	0.89	1.03
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
SBA Communications	Wireless
Corp. Class A	Telecommunication
	Services	2.4%
O'Reilly Automotive Inc.	Automotive Retail	2.1
VeriSign Inc.	Internet Software &
	Services	1.9
Invesco Ltd.	Asset Management
	& Custody Banks	1.9
CH Robinson Worldwide	Air Freight &
Inc.	Logistics	1.8
Discovery	Broadcasting
Communications Inc.		1.8
CarMax Inc.	Automotive Retail	1.8
Green Mountain Coffee	Packaged Foods &
Roasters Inc.	Meats	1.7
Gardner Denver Inc.	Industrial
	Machinery	1.7
Stericycle Inc.	Environmental &
	Facilities Services	1.6
Top Ten		18.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the expense ratio was 0.51%.

10

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2000, Through October 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2010
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Mid-Cap Growth Fund	26.70%	5.45%	-0.45%	$9,556
Dow Jones U.S. Total Stock Market
Index	19.04	2.52	1.02	11,073
Russell Midcap Growth Index	28.03	4.28	0.20	10,206
Mid-Cap Growth Funds Average	27.16	3.56	-0.89	9,140

Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 2000, Through October 31, 2010

See Financial Highlights for dividend and capital gains information.

11

Mid-Cap Growth Fund

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	16.30%	3.93%	-1.74%

12

Mid-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (94.0%)[1]
Consumer Discretionary (18.9%)
*	O’Reilly Automotive Inc.	553,600	32,386
*	CarMax Inc.	887,100	27,491
*	Warnaco Group Inc.	371,940	19,754
*	WMS Industries Inc.	429,250	18,728
*	Royal Caribbean
	Cruises Ltd.	443,825	17,549
*	Discovery
	Communications Inc.
	Class A	370,800	16,541
*	Kohl’s Corp.	277,665	14,217
	Tiffany & Co.	265,099	14,050
*	Dick’s Sporting Goods Inc.	463,025	13,344
*	Interpublic Group
	of Cos. Inc.	1,207,100	12,494
*	priceline.com Inc.	31,175	11,747
*	Discovery
	Communications Inc.	287,725	11,181
*	Bed Bath & Beyond Inc.	253,300	11,120
	DeVry Inc.	223,300	10,687
	Darden Restaurants Inc.	214,310	9,796
*	Ulta Salon Cosmetics &
	Fragrance Inc.	277,925	8,530
*	Harman International
	Industries Inc.	251,300	8,431
	Gentex Corp.	393,800	7,868
	Scripps Networks
	Interactive Inc. Class A	153,700	7,822
	Jarden Corp.	232,122	7,442
*	Hanesbrands Inc.	285,050	7,069
*	Chipotle Mexican Grill Inc.
	Class A	30,500	6,411
			294,658
Consumer Staples (4.9%)
*	Green Mountain Coffee
	Roasters Inc.	825,745	27,241
	McCormick & Co. Inc.	487,600	21,562
	Mead Johnson Nutrition Co.	247,300	14,546

			Market
			Value
		Shares	($000)
	Church & Dwight Co. Inc.	107,200	7,059
	Flowers Foods Inc.	218,000	5,555
			75,963
Energy (4.8%)
*	Whiting Petroleum Corp.	179,305	18,009
	EXCO Resources Inc.	943,954	13,999
*	Newfield Exploration Co.	186,500	11,119
*	Denbury Resources Inc.	629,800	10,719
*	Cameron International Corp.	181,200	7,928
	Patterson-UTI Energy Inc.	258,425	5,016
	Range Resources Corp.	118,400	4,427
*	Southwestern Energy Co.	129,500	4,384
			75,601
Exchange-Traded Fund (0.4%)
^,2	Vanguard Mid-Cap ETF	82,700	5,708

Financials (8.9%)
	Invesco Ltd.	1,301,850	29,943
	Discover Financial
	Services	1,289,089	22,752
	Greenhill & Co. Inc.	292,085	22,686
*	Intercontinental-
	Exchange Inc.	177,450	20,384
	Assured Guaranty Ltd.	851,985	16,230
*	MSCI Inc. Class A	420,450	15,073
*	Affiliated Managers
	Group Inc.	139,490	11,942
			139,010
Health Care (15.4%)
*	Illumina Inc.	425,830	23,127
*	Varian Medical
	Systems Inc.	323,500	20,452
*	Bruker Corp.	1,194,870	17,911
*	IDEXX Laboratories Inc.	268,155	16,079
*	Express Scripts Inc.	315,390	15,303
*	HMS Holdings Corp.	246,800	14,835
*	Cerner Corp.	168,467	14,796
*	Mettler-Toledo
	International Inc.	108,175	14,123

13

Mid-Cap Growth Fund

			Market
			Value
		Shares	($000)
*	CareFusion Corp.	579,482	13,989
	Perrigo Co.	201,600	13,281
*	Mylan Inc.	580,500	11,796
*	Life Technologies Corp.	226,500	11,366
*	American Medical Systems
	Holdings Inc.	561,900	11,350
*	QIAGEN NV	539,748	10,153
*	United Therapeutics Corp.	163,000	9,780
*	Alexion Pharmaceuticals Inc.	111,265	7,599
	AmerisourceBergen Corp.
	Class A	227,300	7,460
*	Intuitive Surgical Inc.	19,700	5,180
*	Human Genome
	Sciences Inc.	85,275	2,292
			240,872
Industrials (16.0%)
	CH Robinson
	Worldwide Inc.	404,210	28,489
	Gardner Denver Inc.	458,475	26,509
*	Stericycle Inc.	353,490	25,359
	Robert Half
	International Inc.	896,500	24,304
*	TransDigm Group Inc.	301,200	19,960
	Roper Industries Inc.	232,490	16,142
	Goodrich Corp.	196,525	16,129
	MSC Industrial Direct Co.
	Class A	264,600	15,066
	Fastenal Co.	292,507	15,058
	Kennametal Inc.	426,650	14,566
	Rockwell Automation Inc.	189,400	11,813
	Expeditors International
	of Washington Inc.	202,100	9,976
	Ingersoll-Rand plc	245,150	9,637
*	Babcock & Wilcox Co.	397,337	9,067
	Manpower Inc.	144,800	7,925
			250,000

			Market
			Value
		Shares	($000)
Information Technology (20.2%)
*	VeriSign Inc.	869,700	30,222
*	Concur Technologies Inc.	467,032	24,108
*	Trimble Navigation Ltd.	564,721	20,240
*	Alliance Data
	Systems Corp.	287,710	17,470
*	Intuit Inc.	359,825	17,272
*	NetApp Inc.	321,785	17,135
*	Informatica Corp.	404,745	16,469
*	NICE Systems Ltd. ADR	481,700	16,132
*	MICROS Systems Inc.	351,972	15,976
*	Gartner Inc.	501,225	15,884
*	Silicon Laboratories Inc.	356,138	14,210
*	Cognizant Technology
	Solutions Corp. Class A	210,655	13,732
*	Marvell Technology
	Group Ltd.	660,375	12,752
*	Skyworks Solutions Inc.	523,350	11,990
*	Dolby Laboratories Inc.
	Class A	193,400	11,929
*	Citrix Systems Inc.	182,100	11,667
	Solera Holdings Inc.	225,750	10,847
*	Atheros
	Communications Inc.	333,700	10,358
*	F5 Networks Inc.	82,138	9,668
	Sapient Corp.	726,201	9,557
*,^	Rackspace Hosting Inc.	304,425	7,598
			315,216
Materials (2.2%)
	Ecolab Inc.	418,710	20,651
	Greif Inc. Class A	235,600	13,839
			34,490
Telecommunication Services (2.3%)
*	SBA Communications Corp.
	Class A	936,850	36,781
Total Common Stocks
(Cost $1,119,150)			1,468,299
Temporary Cash Investments (6.8%)[1]
Money Market Fund (6.5%)
3,4	Vanguard Market
	Liquidity Fund,
	0.237%	101,663,810	101,664

14

Mid-Cap Growth Fund

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.3%)
5,6	Freddie Mac
	Discount Notes,
	0.295%, 12/15/10	500	500
5,6	Freddie Mac
	Discount Notes,
	0.271%, 6/7/11	1,000	998
5,6	Freddie Mac
	Discount Notes,
	0.281%, 6/21/11	2,500	2,496
			3,994
Total Temporary Cash Investments
(Cost $105,656)			105,658
Total Investments (100.8%)
(Cost $1,224,806)			1,573,957
Other Assets and Liabilities (-0.8%)
Other Assets			48,972
Liabilities[4]			(61,169)
			(12,197)
Net Assets (100%)
Applicable to 89,026,915 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,561,760
Net Asset Value Per Share			$17.54

At October 31, 2010, net assets consisted of:

Amount
($000)
Paid-in Capital	1,432,166
Overdistributed Net Investment Income	(1,753)
Accumulated Net Realized Losses	(220,632)
Unrealized Appreciation (Depreciation)
Investment Securities	349,151
Futures Contracts	2,828
Net Assets	1,561,760

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $6,287,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.0% and 3.8%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $6,500,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $3,994,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Statement of Operations

Year Ended
October 31, 2010
($000)
Investment Income
Income
Dividends[1]	6,799
Interest[1]	191
Security Lending	127
Total Income	7,117
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,221
Performance Adjustment	(120)
The Vanguard Group—Note C
Management and Administrative	3,573
Marketing and Distribution	366
Custodian Fees	28
Auditing Fees	27
Shareholders’ Reports	26
Trustees’ Fees and Expenses	3
Total Expenses	7,124
Expenses Paid Indirectly	(70)
Net Expenses	7,054
Net Investment Income	63
Realized Net Gain (Loss)
Investment Securities Sold[1]	142,598
Futures Contracts	1,627
Realized Net Gain (Loss)	144,225
Change in Unrealized Appreciation (Depreciation)
Investment Securities	176,701
Futures Contracts	4,353
Change in Unrealized Appreciation (Depreciation)	181,054
Net Increase (Decrease) in Net Assets Resulting from Operations	325,342
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $58,000, $176,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63	1,519
Realized Net Gain (Loss)	144,225	(158,994)
Change in Unrealized Appreciation (Depreciation)	181,054	333,481
Net Increase (Decrease) in Net Assets Resulting from Operations	325,342	176,006
Distributions
Net Investment Income	(1,593)	(2,949)
Realized Capital Gain	—	—
Total Distributions	(1,593)	(2,949)
Capital Share Transactions
Issued	315,543	412,258
Issued in Lieu of Cash Distributions	1,550	2,849
Redeemed	(307,588)	(240,237)
Net Increase (Decrease) from Capital Share Transactions	9,505	174,870
Total Increase (Decrease)	333,254	347,927
Net Assets
Beginning of Period	1,228,506	880,579
End of Period[1]	1,561,760	1,228,506
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,753,000) and ($223,000).

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.86	$11.82	$20.90	$19.12	$16.58
Investment Operations
Net Investment Income	.001	.021[1]	.035	.044	.055
Net Realized and Unrealized Gain (Loss)
on Investments	3.697	2.059	(8.024)	4.455	2.490
Total from Investment Operations	3.698	2.080	(7.989)	4.499	2.545
Distributions
Dividends from Net Investment Income	(.018)	(.040)	(.045)	(.044)	(.005)
Distributions from Realized Capital Gains	—	—	(1.046)	(2.675)	—
Total Distributions	(.018)	(.040)	(1.091)	(2.719)	(.005)
Net Asset Value, End of Period	$17.54	$13.86	$11.82	$20.90	$19.12

Total Return[2]	26.70%	17.70%	-40.02%	26.39%	15.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,562	$1,229	$881	$1,289	$793
Ratio of Total Expenses to
Average Net Assets[3]	0.51%	0.60%	0.55%	0.56%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.00%	0.16%[1]	0.20%	0.27%	0.26%
Portfolio Turnover Rate	88%	125%	85%	70%	159%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.02 and 0.19%, respectively, resulting from a special dividend from TransDigm Group Inc. in October 2009.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, 0.03%, 0.03%, and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Mid-Cap Growth Fund

B. William Blair & Company, L.L.C., and Chartwell Investment Partners, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Russell Midcap Growth Index. The basic fee for Chartwell Investment Partners, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a decrease of $120,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2010, the fund had contributed capital of $269,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2010, these arrangements reduced the fund’s expenses by $70,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,468,299	—	—
Temporary Cash Investments	101,664	3,994	—
Futures Contracts—Assets[1]	246	—	—
Total	1,570,209	3,994	—
1 Represents variation margin on the last day of the reporting period.

20

Mid-Cap Growth Fund

F. At October 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P MidCap 400 Index	December 2010	66	27,308	1,769
E-mini Russell 2000 Index	December 2010	186	13,061	667
E-mini S&P MidCap Index	December 2010	81	6,703	392

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2010, the fund had $248,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $217,146,000 to offset future net capital gains of $57,252,000 through October 31, 2016, and $159,894,000 through October 31, 2017.

At October 31, 2010, the cost of investment securities for tax purposes was $1,225,289,000. Net unrealized appreciation of investment securities for tax purposes was $348,668,000, consisting of unrealized gains of $359,316,000 on securities that had risen in value since their purchase and $10,648,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2010, the fund purchased $1,145,135,000 of investment securities and sold $1,175,872,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended October 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	20,103	34,005
Issued in Lieu of Cash Distributions	104	267
Redeemed	(19,798)	(20,163)
Net Increase (Decrease) in Shares Outstanding	409	14,109

J. In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 14, 2010

Special 2010 tax information (unaudited) for Vanguard Mid-Cap Growth Fund

This information for the fiscal year ended October 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,593,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Mid-Cap Growth Fund
Periods Ended October 31, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	26.70%	5.45%	-0.45%
Returns After Taxes on Distributions	26.68	4.67	-1.64
Returns After Taxes on Distributions and Sale of Fund Shares	17.38	4.52	-0.90

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended October 31, 2010

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	4/30/2010	10/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,046.54	$2.42
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.84	2.40

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.47%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008).	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components).	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010).	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q03010 122010

Vanguard International Explorer™ Fund
Annual Report

October 31, 2010

> For the 12 months ended October 31, 2010, Vanguard International Explorer Fund returned 18.38%, beating its benchmark index by just over 4 percentage points but trailing the average return of its peers.

> Holdings in emerging markets led the fund’s outperformance versus its benchmark.

> The fund’s European portfolio was a slight drag on relative performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Trustees Approve Advisory Agreements.	37
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2010

Total
Returns
Vanguard International Explorer Fund	18.38%
S&P EPAC SmallCap Index	14.10
International Small-Cap Funds Average	21.54
International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2009, Through October 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$13.55	$15.81	$0.202	$0.000

Chairman’s Letter

Dear Shareholder,

During the 12 months ended October 31, the global economy continued to recover from a worldwide slump, and stocks did well almost everywhere. The International Explorer Fund returned 18.38% for the period, easily outdistancing the return of its market benchmark, the Standard & Poor’s Europe Pacific Asia Composite SmallCap Index.

However, the fund trailed the average return of its peer group. During the period, the U.S. dollar gained strength against some major currencies, such as the euro and the British pound, which dampened the returns of the European portfolio for U.S.-based investors. But the dollar declined against the Japanese yen and Australian dollar, boosting returns for U.S. investors holding stocks in those countries.

If you hold shares of the fund in a taxable account, you may wish to review the section on the fund’s after-tax returns that appears later in this report.

Stock market performance was better than it felt
Global stock prices rallied at the start of the period but struggled through the spring and summer, weighed down by Europe’s sovereign debt crisis and the slow pace of economic recovery in the United States. In the fiscal year’s final months, the mood turned. Stock prices climbed on continued

strength in corporate earnings. In the United States, stocks also seemed to get a boost from the Federal Reserve Board’s hints that it would try to stimulate the economy with a second round of U.S. Treasury bond purchases. (In early November, the Fed announced that it would buy as much as $600 billion in Treasuries.)

For the 12 months, the broad U.S. stock market returned about 19%, a performance that was better than it felt in a year of ups and downs. Small-capitalization stocks did even better. International stocks returned about 13% on the strength of a powerful rally in emerging markets and solid single-digit gains in developed markets in Europe and the Pacific region.

Despite shrinking yields, bonds attracted investor dollars
Although fixed income yields have fallen to generational lows, investors continued to bid up bond prices. The broad U.S. bond market produced a 12-month return of about 8% as the yield of the 10-year U.S. Treasury note fell from 3.39% at the start of the period to 2.61% at the close. Tax-exempt municipal bonds also rallied. Bond prices and yields move in opposite directions, of course, so abundant returns built on rising prices could mean leaner pickings in the years ahead.

The yields of money market securities hovered near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.67%	-6.14%	1.99%
Russell 2000 Index (Small-caps)	26.58	-3.91	3.07
Dow Jones U.S. Total Stock Market Index	19.04	-5.55	2.52
MSCI All Country World Index ex USA (International)	13.08	-7.62	6.21

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.01%	7.23%	6.45%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	7.78	5.79	5.20
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.89	2.41

CPI
Consumer Price Index	1.17%	1.54%	1.89%

Emerging markets were the fund’s best performers
Vanguard International Explorer Fund’s 18.38% return for the year beat that of its unmanaged benchmark index by more than 4 percentage points. Most of the outperformance came from the fund’s emerging-market holdings. Although they made up just 10% of assets, the advisors’ stock selections in these fast-growing countries rose 54%. The advisors allocated more than twice the benchmark’s percentage of assets to emerging markets, which also aided relative performance.

To illustrate the scope of the rebound in some of the less developed nations, just two Filipino stocks, a mining company and an industrial holding company, skyrocketed 430% and 364% respectively, generating about 2 percentage points, or more than 10%, of the fund’s total return for the year.

Other notable performers included Brazilian stocks, the fund’s largest emerging-market exposure, where industrial holdings were standouts. Stocks also outperformed in India and Indonesia, where financials did particularly well as consumer and business activity accelerated.

Holdings in China, the fund’s second-largest emerging-market position, returned about 7%, as impressive returns in the industrials and consumer discretionary sectors were offset somewhat by weakness in financials and health care.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
International Explorer Fund	0.45%	1.60%

The fund expense ratio shown is from the prospectus dated August 16, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the fund’s expense ratio was 0.39%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: International Small-Cap Funds.

Returns were more modest in the developed markets
Stocks in the more developed markets in the Pacific region, which made up almost one-third of fund assets on average during the 12 months, returned about 10%. In Japan, the fund’s largest country investment, the advisors’ selections in the industrials and materials sectors helped performance versus the benchmark. Elsewhere in the region, the fund’s Australian holdings trailed the results from that nation’s small-cap market, hurting relative performance.

Holdings in Europe, the fund’s largest investment region, returned about 17%, in line with the benchmark’s components in the region. Investor sentiment in Europe improved dramatically at summer’s end as concerns eased over the shaky fiscal status of Greece, Ireland, and Portugal. The advisors’ selections in Spain, Switzerland, the Netherlands, and Belgium far outperformed the overall results of small-cap markets in those countries, while holdings in the United Kingdom and France lagged.

Worldwide, stocks of small companies—the fund’s primary market—generally enjoyed stronger returns than their mid- and large-cap counterparts, as the Standard & Poor’s Europe Pacific Asia Composite LargeMidCap Index returned 9.65% for the period. As a U.S.-based fund, International Explorer’s returns were hurt by a strengthening U.S. dollar versus the euro and the British pound. On the

Total Returns
Ten Years Ended October 31, 2010

Average
Annual Return
International Explorer Fund	7.34%
S&P EPAC SmallCap Index	7.96
International Small-Cap Funds Average	6.20
International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

other hand, the Japanese yen and Australian dollar rose in value versus the greenback, boosting the bottom line.

The fund’s long-term record has been competitive
Over the long term, which we regard as the true test of any stock fund, the International Explorer Fund has been competitive, beating its benchmark in six out of the last 10 fiscal years. Nonetheless, its 7.34% average annual return for the 10 years ended October 31 trails that of the S&P EPAC SmallCap Index by slightly more than half of 1 percentage point, an amount almost equal to the fund’s expense ratio. Like any mutual fund, International Explorer measures itself against an index that has no operating expenses to deduct from returns. The fund remains well ahead of the 10-year average annual return of 6.20% generated by its peer group of similar small-cap international funds.

We expect the fund to continue to benefit from its low expenses and the talents of its two advisors. Schroder Investment Management North America has managed the fund since its inception in 1996. Wellington Management Company, llp was added as a second advisor in June. As we noted in your fund’s semiannual report six months ago, the addition of Wellington Management reflects Vanguard’s commitment to the multimanager structure, which can enhance a portfolio’s level of diversification.

Vanguard International Explorer Fund remains a primarily small-cap offering of non-U.S. equity securities. Both advisors seek to identify attractively priced small-company stocks outside the United States that have strong growth potential.

For more information on both advisors’ investment strategies, please see the Advisors’ Report following this letter.

International small-cap stocks offer useful diversification
Although not as volatile as the year before, the past year still delivered more than its share of ups and downs, particularly in Europe. While such periods can be a bit unnerving, the markets’ swings are an integral part of investing.

Vanguard International Explorer Fund will no doubt undergo sharp fluctuations in the future, but our experience suggests that including international small-cap stocks in a long-term portfolio can provide useful diversification to help temper overall volatility. In fact, our research indicates that the benefits of including international holdings in an investment program usually become more apparent in the long run, as differences emerge in the economic and financial performances of various countries.

As always, we encourage investors to develop a portfolio that includes stock, bond, and cash investments in proportions consistent with individual goals and risk tolerance. Such a balanced portfolio can help buffer your assets from the markets’ worst outcomes while giving you the opportunity to participate in the best.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 17, 2010

Advisors’ Report

For the fiscal year ended October 31, 2010, Vanguard International Explorer Fund returned 18.38%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment. The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on November 19, 2010.

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	97	2,348	The advisor employs a fundamental investment
Management North America, Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	1	32	The advisor employs a traditional, bottom-up approach
Company, LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	2	55	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Schroder Investment Management North America Inc.

Portfolio Manager:
Matthew F. Dobbs
Head of Global Small Companies

International equity markets continued to make progress during the fiscal year, though at a rather more sedate pace than in the previous 12 months. Currency moves have been a material factor over the period, with the Japanese yen continuing to strengthen versus the U.S. dollar but the euro remaining generally weak because of well-publicized concerns over debt levels of some of the smaller European countries such as Greece, Ireland, and Portugal. Encouragingly, smaller companies have continued to outperform, with the Standard & Poor’s Europe Pacific Asia Composite SmallCap Index up 14.10% in dollar terms, compared with an 8.36% rise in the MSCI EAFE Index.

Although smaller-company stocks performed well in general and particularly versus larger peers in the United Kingdom and continental Europe, they lagged in Japan, where overall returns continued to disappoint. The strongest sectors were materials, telecommunications, and information technology, while financials, health care, and utilities performed less well.

Relative returns have been strong, primarily because of stock selection in continental Europe and Japan and the portfolio’s exposure to emerging markets. In Europe, the main contributions came from stocks in the industrial, energy, and financial sectors, while in Japan, selection was particularly beneficial in industrials and materials. Among emerging markets, the best performers came from the Philippines, Brazil, India, and Indonesia, with prominent contributions from energy, industrials, and financials.

The one significant area of shortfall has been stock selection in the United Kingdom, where consumer cyclicals, industrials, and information technology holdings subtracted value. A less significant headwind came from selections in the Pacific region excluding Japan, most notably among consumer staples and industrial holdings in Australia.

Our focus remains on identifying companies that offer sustainable and relatively visible growth prospects along with sound balance sheets and strong management. We have identified many companies fitting these criteria across all regions, and while we sold many holdings that reached our assessment of fair value during the fiscal year, we found other opportunities into which to recycle the proceeds.

Regional allocations have changed modestly over the period. We remain relatively positive on smaller Asian markets excluding Japan and on other emerging markets, though we have switched some exposure from the former to the latter (most notably to Brazil). Elsewhere, reductions in exposure to Japan and continental Europe have funded additional holdings in the United Kingdom, where we feel the prospect of fiscal retrenchment has been increasingly discounted and there have been encouraging signs of a revival in merger and acquisition activity. In Europe, we remain cautious on the peripheral, primarily in southern European markets and economies.

Wellington Management Company, LLP

Portfolio Manager:
Simon H. Thomas
Vice President and Equity Portfolio Manager

During the period, global equities continued to rise as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. Lingering sovereign risk concerns in several European countries and tightening credit conditions in China were not enough to derail optimism about rebounding corporate earnings growth.

For the abbreviated period since the inception of the fund’s two-manager structure in June, the portfolio benefited from positive stock selections in the consumer discretionary, industrial, and energy sectors. Allocation among sectors, which is largely a result of our bottom-up stock selection process, detracted modestly. An underweight position in the outperforming materials sector offset the benefit from overweight allocations to energy and industrials.

Top contributors to relative returns were industrial holdings China State Construction and NRW Holdings. The former, one of the largest construction contractors in China, rose during the period as Chinese infrastructure spending and residential home construction continued to grow. The latter, an Australia-based mining services provider, rebounded sharply after falling earlier in the year on concerns about the impact of Australia’s proposed Resource Super Profit Tax. The company is benefiting from a growing order book and price strength across the commodities complex. Another strong contributor was Dufry, an operator of duty-free airport shops, which benefited from growing expectations for passenger air travel as confidence in the economic recovery began to take hold. Other notable contributors to absolute returns included Gruppo Coin (consumer discretionary) and Whitehaven Coal (energy).

The largest detractors from relative performance during the period were Japanese drug-maker Shionogi (health care), Hampson Industries (industrials), and Yaskawa Electric (information technology). Shionogi fell because of poor performance by its U.S. subsidiary (formerly Sciele), which suffered from reduced wholesaler inventories and generic competition. Shares of Hampson Industries, a U.K.-based components and tooling services provider to the aerospace and automotive markets, dropped as the company lowered its profit guidance. The stock of Yaskawa Electric, a Japan-based supplier of factory automation equipment, fell modestly. Quarterly results disappointed investors who had expected a greater increase in operating margins. Other notable detractors from absolute returns included Japan-based women’s apparel retailer Point and Japanese truck and bus manufacturer Hino Motors.

Despite a surge in equities during the period, we believe that the macro environment remains uncertain. We continue to focus our analysis on the individual company level, seeking to identify companies with strong balance sheets, leading competitive positions, and solid free cash flows that are trading at attractive valuations.

At the end of the period, we were most overweighted in industrials, consumer discretionary, and energy stocks and most underweighted in financials relative to the benchmark. On a regional basis, our greatest underweight position at the end of the period was in Europe. This was offset by overweight positions in Japan and select emerging-market countries.

International Explorer Fund

Fund Profile
As of October 31, 2010

Portfolio Characteristics
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Number of Stocks	366	3,128	1,811
Median Market Cap	$1.6B	$1.7B	$29.9B
Price/Earnings Ratio	20.9x	20.0x	16.2x
Price/Book Ratio	1.6x	1.3x	1.7x
Return on Equity	13.8%	12.3%	18.2%
Earnings Growth Rate	7.8%	5.9%	4.4%
Dividend Yield	2.0%	2.3%	2.8%
Turnover Rate	51%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.45%	—	—
Short-Term Reserves	3.9%	—	—

Sector Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Consumer
Discretionary	19.3%	18.7%	9.1%
Consumer Staples	4.0	5.5	8.9
Energy	9.6	3.6	10.4
Financials	12.2	18.7	25.6
Health Care	4.0	5.9	6.0
Industrials	28.3	23.5	10.5
Information
Technology	7.3	9.3	6.3
Materials	12.3	10.9	12.4
Telecommunication
Services	1.5	1.6	6.2
Utilities	1.5	2.3	4.6

Volatility Measures
	S&P
	EPAC	MSCI AC
	SmallCap	World Index
	Index	ex USA
R-Squared	0.98	0.96
Beta	0.98	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Semirara Mining Corp.	Coal & Consumable
Class A	Fuels	1.4%
Niko Resources Ltd.	Oil & Gas
	Exploration &
	Production	1.3
Fugro NV	Oil & Gas
	Equipment &
	Services	1.1
Delta Lloyd NV	Life & Health
	Insurance	1.1
Rheinmetall AG	Industrial
	Conglomerates	1.1
Bourbon SA	Oil & Gas
	Equipment &
	Services	1.1
Gategroup Holding AG	Diversified Support
	Services	1.0
Imtech NV	Construction &
	Engineering	1.0
Computershare Ltd.	Data Processing &
	Outsourced
	Services	1.0
Helvetia Holding AG	Multi-line Insurance 1.0
Top Ten		11.1%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated August 16, 2010, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the expense ratio was 0.39%.

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI AC
		EPAC	World
		SmallCap	Index
	Fund	Index	ex USA
Europe
United Kingdom	16.7%	19.2%	15.3%
Germany	8.0	7.7	5.7
Switzerland	7.6	7.4	5.3
France	6.2	9.7	7.1
Netherlands	4.7	2.4	1.8
Italy	4.3	3.2	2.0
Ireland	2.1	0.4	0.2
Austria	2.0	0.4	0.2
Norway	1.4	1.0	0.6
Belgium	1.3	1.0	0.7
Sweden	1.0	2.9	2.1
Other	2.6	7.2	4.5
Subtotal	57.9%	62.5%	45.5%
Pacific
Japan	17.2%	18.6%	14.3%
Australia	8.0	8.1	5.9
Singapore	1.7	1.5	1.2
Hong Kong	1.4	3.0	1.8
Other	0.9	0.2	0.1
Subtotal	29.2%	31.4%	23.3%
Emerging Markets
Brazil	2.9%	0.0%	3.8%
China	2.1	0.3	4.3
Philippines	1.9	0.0	0.1
South Korea	1.2	4.9	3.1
India	1.1	0.0	1.9
Other	1.4	0.8	10.4
Subtotal	10.6%	6.0%	23.6%
North America
Canada	2.3%	0.0%	7.6%
Other	0.0	0.1	0.0
Subtotal	2.3%	0.1%	7.6%

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2000, Through October 31, 2010
Initial Investment of $25,000

	Average Annual Total Returns
	Periods Ended October 31, 2010
				Final Value
	One	Five	Ten	of a $25,000
	Year	Years	Years	Investment
International Explorer Fund	18.38%	6.20%	7.34%	$50,776
MSCI All Country World Index ex USA	13.08	6.21	5.46	42,531
S&P EPAC SmallCap Index	14.10	5.00	7.96	53,786
International Small-Cap Funds Average	21.54	5.52	6.20	45,632

International Small-Cap Funds Average: Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 2000, Through October 31, 2010

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.
See Financial Highlights for dividend and capital gains information.

International Explorer Fund

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	12.28%	4.55%	5.98%

Vanguard fund returns do not reflect the 2% fee on redemptions of shares held for less than two months.

International Explorer Fund

Financial Statements

Statement of Net Assets
As of October 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (93.6%)[1]
Australia (7.0%)
	Computershare Ltd.	2,425,846	24,087
*	Iluka Resources Ltd.	3,271,227	21,652
	Amcor Ltd.	3,249,196	21,411
^	Fairfax Media Ltd.	12,174,507	17,296
^	Sims Metal
	Management Ltd.	1,057,476	16,984
	Ansell Ltd.	1,212,737	16,121
^	Crane Group Ltd.	1,802,150	13,405
^	Myer Holdings Ltd.	3,092,443	11,651
	Mirvac Group	6,561,450	8,349
*	James Hardie Industries
	SE	1,382,832	7,329
*	Transpacific Industries
	Group Ltd.	5,452,279	6,601
*	Dart Energy Ltd.	2,981,767	3,359
*	Karoon Gas Australia Ltd.	37,899	350
	WorleyParsons Ltd.	14,421	325
	Whitehaven Coal Ltd.	40,523	276
	NRW Holdings Ltd.	130,723	229
	Toll Holdings Ltd.	33,803	206
*	AJ Lucas Group Ltd.	78,022	182
	Nufarm Ltd.	31,601	141
^	Ausenco Ltd.	54,343	136
			170,090
Austria (1.9%)
	Mayr Melnhof Karton AG	155,000	16,762
*	RHI AG	400,000	13,275
	Kapsch TrafficCom AG	200,000	11,537
	Rosenbauer International
	AG	135,000	5,799
	Andritz AG	2,754	211
			47,584
Belgium (1.2%)
	Bekaert SA	48,020	14,721
^	Tessenderlo Chemie NV	220,001	7,528
^	EVS Broadcast Equipment
	SA	110,000	6,908

			Market
			Value
		Shares	($000)
	D’ieteren SA	621	339
	Cie d’Entreprises CFE	3,923	245
	UCB SA	5,379	209
			29,950
Brazil (2.8%)
	Localiza Rent a Car SA	1,122,638	18,586
	Cia Brasileira de
	Distribuicao Grupo Pao
	de Acucar ADR	331,008	13,111
	Cyrela Brazil Realty SA
	Empreendimentos e
	Participacoes	769,733	10,584
	Redecard SA	772,039	9,985
	Anhanguera Educacional
	Participacoes SA	475,355	9,282
	PDG Realty SA
	Empreendimentos e
	Participacoes	481,717	5,964
	Totvs SA	2,700	245
*	EcoRodovias Infraestrutura
	e Logistica SA	32,000	243
*	Multiplus SA	9,500	159
			68,159
Canada (2.2%)
	Niko Resources Ltd.	334,368	31,899
*	Sino-Forest Corp.	1,156,052	22,851
			54,750
China (2.0%)
^	China National
	Materials Co. Ltd.	11,578,000	10,335
	Parkson Retail Group Ltd.	4,903,500	8,877
*	Beijing Enterprises Water
	Group Ltd.	23,708,000	8,293
*	Concord Medical Services
	Holdings Ltd. ADR	847,938	5,995
	Guangzhou Automobile
	Group Co. Ltd.	3,469,870	5,282
	Intime Department Store
	Group Co. Ltd.	2,526,000	3,874

International Explorer Fund

			Market
			Value
		Shares	($000)
	China National Building
	Material Co. Ltd.	1,320,000	3,233
^	BaWang International
	Group Holding Ltd.	5,808,000	2,451
*	AsiaInfo-Linkage Inc.	10,000	222
	Vinda International
	Holdings Ltd.	151,000	197
	China Automation
	Group Ltd.	241,000	189
*	Yingde Gases	155,000	133
*	Evergreen International
	Holdings Ltd.	175,000	104
*	Hollysys Automation
	Technologies Ltd.	7,200	91
*,^	Boshiwa International
	Holding Ltd.	99,000	91
*	Microport Scientific Corp.	89,000	91
			49,458
Denmark (0.7%)
	Tryg A/S	220,000	11,085
	Solar A/S Class B	89,258	5,869
	DSV A/S	12,900	265
			17,219
Finland (0.0%)
	Tieto Oyj	8,500	163

France (5.6%)
^	Bourbon SA	575,000	26,205
	Saft Groupe SA	512,764	19,598
	Groupe Eurotunnel SA	1,850,000	18,404
	Rubis	146,146	16,204
	Alten Ltd.	450,000	15,052
*,^	Club Mediterranee	737,870	14,444
	Meetic	307,409	9,183
	Sword Group	179,000	6,595
*	Store Electronic	390,000	5,075
	SeLoger.com	79,246	3,978
	CFAO SA	7,079	315
	Bollore	1,387	311
	Wendel	3,858	299
	Zodiac Aerospace	3,355	237
	Bureau Veritas SA	3,203	237
	Sechilienne-Sidec	8,143	237
	Imerys SA	3,541	212
	Seche Environnement SA	2,545	205
^	Eurofins Scientific	3,216	199
	Orpea	3,788	191
	ICADE	1,490	164
			137,345
Germany (7.5%)
	Rheinmetall AG	364,720	26,247
	Freenet AG	1,850,000	23,457
	Bilfinger Berger SE	320,000	23,292

			Market
			Value
		Shares	($000)
	MTU Aero Engines
	Holding AG	354,317	21,381
*	Brenntag AG	121,000	11,320
	Grenkeleasing AG	210,800	11,213
^	Wirecard AG	720,000	10,740
*	KUKA AG	457,604	9,573
*	Tom Tailor Holding AG	400,000	8,479
*	Tipp24 SE	200,000	8,031
^	CompuGroup Medical AG	500,000	6,577
*,^	XING AG	110,000	4,832
	Bijou Brigitte AG	28,500	4,606
*	Morphosys AG	190,000	4,554
*	SAF-Holland SA	529,000	4,098
*	Draegerwerk AG & Co.
	KGaA	51,746	3,738
*	Delticom AG	3,006	240
*	Stratec
	Biomedical Systems AG	5,729	216
	Rhoen Klinikum AG	8,789	206
			182,800
Greece (0.2%)
	Eurobank Properties Real
	Estate Investment Co.	300,000	2,505
	Aegean Airlines SA	511,155	1,640
			4,145
Hong Kong (1.4%)
^	Techtronic Industries Co.	11,706,500	11,872
	Johnson Electric
	Holdings Ltd.	14,491,500	7,635
	Dah Sing Banking
	Group Ltd.	4,030,000	6,911
*,^	Fook Woo Group
	Holdings Ltd.	17,628,000	6,250
	Pacific Basin
	Shipping Ltd.	343,000	251
	ASM Pacific
	Technology Ltd.	24,800	224
			33,143
India (1.1%)
*	Cairn India Ltd.	2,322,073	16,801
	Shriram Transport
	Finance Co. Ltd.	451,549	8,963
*	Jyothy Laboratories Ltd.	27,851	173
			25,937
Indonesia (0.5%)
	Bank Rakyat Indonesia
	Persero Tbk PT	5,222,000	6,686
	Semen Gresik Persero
	Tbk PT	4,873,500	5,358
			12,044
Ireland (2.0%)
	DCC plc	800,000	23,120
*	Irish Continental Group plc	317,283	6,716
	Grafton Group plc	1,500,000	6,404

International Explorer Fund

			Market
			Value
		Shares	($000)
*	Irish Life & Permanent
	Group Holdings plc	2,626,410	5,557
*	Governor & Co.
	of the Bank of Ireland	4,800,000	3,585
	IFG Group plc	1,577,929	2,867
			48,249
Israel (0.0%)
*	Bank Hapoalim BM	47,136	214

Italy (4.1%)
	Azimut Holding SPA	2,000,000	20,398
	Prysmian SPA	930,000	18,026
	Davide Campari-Milano
	SPA	2,464,000	15,628
*	CIR-Compagnie Industriali
	Riunite SPA	6,750,000	15,342
	Ansaldo STS SPA	814,781	11,238
^	Landi Renzo SPA	1,696,107	8,209
*	Natuzzi SPA ADR	1,708,450	5,706
*	Gruppo Coin SPA	423,283	4,451
	DiaSorin SPA	6,817	280
	Immobiliare Grande
	Distribuzione	99,766	200
			99,478
Japan (15.7%)
	Nifco Inc.	624,600	15,715
	Musashi Seimitsu
	Industry Co. Ltd.	622,900	14,853
^	Modec Inc.	970,000	13,842
	Nichi-iko
	Pharmaceutical Co. Ltd.	372,100	13,112
	Nippon
	Thompson Co. Ltd.	1,872,000	12,976
	Tokai Tokyo Financial
	Holdings Inc.	3,709,000	12,890
	Lintec Corp.	570,600	12,814
	OSAKA Titanium
	Technologies Co.	270,800	12,646
	Nihon Parkerizing Co. Ltd.	848,000	11,110
	Koito
	Manufacturing Co. Ltd.	829,000	10,791
^	Asahi Diamond
	Industrial Co. Ltd.	606,000	10,700
	Arcs Co. Ltd.	820,900	10,622
	Tsuruha Holdings Inc.	230,600	9,913
	Nitta Corp.	625,700	9,876
^	Accordia Golf Co. Ltd.	10,682	9,764
	Kuroda Electric Co. Ltd.	835,500	9,698
	Seven Bank Ltd.	5,386	9,695
	Miura Co. Ltd.	420,100	9,495
	Glory Ltd.	407,300	8,996
	JSP Corp.	777,400	8,950
	Nabtesco Corp.	482,800	8,555
	Moshi Moshi Hotline Inc.	366,500	8,546

			Market
			Value
		Shares	($000)
	Trusco Nakayama Corp.	583,200	8,499
	Daido Steel Co. Ltd.	1,649,000	8,403
	Shinko Plantech Co. Ltd.	886,900	8,222
	Tsumura & Co.	250,000	7,685
	Takasago
	International Corp.	1,526,000	7,371
	NEC Networks &
	System Integration Corp.	619,300	7,224
	Aica Kogyo Co. Ltd.	626,000	7,033
	Exedy Corp.	216,900	6,768
	Shinmaywa
	Industries Ltd.	1,868,000	6,500
^	Hisaka Works Ltd.	562,000	6,465
	Tsutsumi Jewelry Co. Ltd.	271,000	6,378
	Yushin Precision
	Equipment Co. Ltd.	318,400	5,751
	Works
	Applications Co. Ltd.	13,395	5,620
	Nidec Copal Corp.	377,800	5,535
	Sumida Corp.	603,400	4,992
	Nishimatsuya
	Chain Co. Ltd.	424,800	4,080
	HIS Co. Ltd.	177,200	3,776
	Obic Co. Ltd.	19,440	3,589
	Icom Inc.	130,000	3,496
	Fujikura Kasei Co. Ltd.	486,200	2,914
	Nafco Co. Ltd.	156,200	2,550
	Sumitomo Osaka
	Cement Co. Ltd.	1,182,000	2,291
^	Daihatsu Diesel
	Manufacturing Co. Ltd.	560,000	1,751
	Chugoku Marine
	Paints Ltd.	57,000	413
	Osaka Securities
	Exchange Co. Ltd.	79	398
*	Cosmos
	Pharmaceutical Corp.	11,900	374
	Fuji Heavy Industries Ltd.	52,000	358
	Sumitomo Rubber
	Industries Ltd.	29,000	312
	Shionogi & Co. Ltd.	17,700	309
	Benesse Holdings Inc.	6,400	307
	Square Enix
	Holdings Co. Ltd.	14,500	303
	Asics Corp.	28,000	301
	Teijin Ltd.	74,000	274
*	Hoshizaki Electric Co. Ltd.	13,500	266
	Showa Denko KK	144,000	263
*,^	Start Today Co. Ltd.	83	258
^	Mori Seiki Co. Ltd.	26,000	254
	Yaskawa Electric Corp.	31,000	242
	Toyota Boshoku Corp.	13,800	234
	ABC-Mart Inc.	6,800	231
	Tokyo Ohka
	Kogyo Co. Ltd.	12,500	231

International Explorer Fund

			Market
			Value
		Shares	($000)
	Nihon Nohyaku Co. Ltd.	40,000	230
	EPS Co. Ltd.	89	219
	Hitachi Metals Ltd.	19,000	216
	Nippon Denko Co. Ltd.	29,000	215
*	Yamaha Motor Co. Ltd.	13,700	210
	Pigeon Corp.	6,800	203
	Toyo Engineering Corp.	61,000	195
	Disco Corp.	3,200	185
	Towa
	Pharmaceutical Co. Ltd.	3,400	185
*	Dainippon Screen
	Manufacturing Co. Ltd.	32,000	182
	Hino Motors Ltd.	42,000	181
	Proto Corp.	4,100	166
	Kakaku.com Inc.	34	164
*	Message Co. Ltd.	64	163
	Sekisui House Ltd.	17,000	160
	Sumitomo
	Warehouse Co. Ltd.	30,000	156
^	Torishima Pump
	Manufacturing Co. Ltd.	9,400	155
	THK Co. Ltd.	7,900	152
	Amada Co. Ltd.	23,000	151
	Point Inc.	3,360	140
	Mitsui-Soko Co. Ltd.	34,000	128
	Jafco Co. Ltd.	5,800	121
	NSD Co. Ltd.	11,300	120
	Dowa Holdings Co. Ltd.	350	2
			381,779
Luxembourg (0.7%)
*	L’Occitane International
	SA	5,449,000	16,070
*	Reinet Investments SCA	10,970	188
			16,258
Mexico (0.3%)
*	Desarrolladora Homex
	SAB de CV ADR	205,715	6,908

Netherlands (4.5%)
	Fugro NV	380,000	26,902
	Delta Lloyd NV	1,300,000	26,878
	Imtech NV	750,000	25,197
	Ten Cate NV	630,000	20,799
*	TomTom NV	890,086	7,813
*,^	Gamma Holding NV	40,453	1,227
*	HAL Trust	1,856	226
			109,042
New Zealand (0.9%)
	Fletcher Building Ltd.	3,365,840	21,089

Norway (1.3%)
*	Storebrand ASA	1,100,000	8,020
*	Morpol ASA	2,100,000	7,637
*	Statoil Fuel & Retail ASA	854,340	6,054

			Market
			Value
		Shares	($000)
*	Dockwise Ltd.	215,000	5,469
*	Pronova BioPharma AS	3,200,000	5,360
*	Kongsberg Gruppen AS	19,670	410
			32,950
Philippines (1.8%)
	Semirara Mining Corp.
	Class A	8,557,360	34,166
	Aboitiz Equity
	Ventures Inc.	12,949,000	10,097
			44,263
Portugal (0.1%)
	Zon Multimedia Servicos
	de Telecomunicacoes e
	Multimedia SGPS SA	385,000	2,055

Singapore (1.6%)
	SATS Ltd.	4,124,000	9,093
*	Biosensors International
	Group Ltd.	6,834,000	5,930
	SIA Engineering Co. Ltd.	1,472,000	4,939
	Yanlord Land Group Ltd.	3,473,000	4,643
*,^	Neptune Orient Lines Ltd.	2,754,000	4,578
*,^	Tiger Airways
	Holdings Ltd.	2,815,000	4,051
	SembCorp Industries Ltd.	863,000	3,063
*	Cache Logistics Trust	3,034,000	2,345
*	Indofood Agri
	Resources Ltd.	161,000	325
	CapitaCommercial Trust	225,000	260
	CapitaMalls Asia Ltd.	131,000	217
	Hyflux Ltd.	68,000	166
			39,610
South Africa (0.0%)
	Aquarius Platinum Ltd.	36,851	213

South Korea (1.2%)
	Samsung SDI Co. Ltd.	65,669	9,020
	Glovis Co. Ltd.	50,932	7,222
	Hankook Tire Co. Ltd.	195,190	5,084
	Doosan Corp.	23,741	3,203
	Taewoong Co. Ltd.	62,465	3,124
	LG Household &
	Health Care Ltd.	843	282
*	Daum
	Communications Corp.	2,415	168
	OCI Co. Ltd.	537	158
			28,261
Spain (0.7%)
*,^	Codere SA	683,100	7,598
	Enagas	322,991	7,124
	Pescanova SA	82,274	2,684
	Grifols SA	9,736	158
			17,564

International Explorer Fund

			Market
			Value
		Shares	($000)
Sweden (1.0%)
*,^	Byggmax Group AB	2,207,018	17,709
	Kungsleden AB	810,718	6,426
*	Bjoern Borg AB	20,001	182
			24,317
Switzerland (7.4%)
*	Gategroup Holding AG	550,000	25,487
	Helvetia Holding AG	67,402	23,742
	Kuoni Reisen Holding AG	50,000	21,445
*	GAM Holding AG	1,083,480	17,118
	Partners Group Holding
	AG	73,000	13,354
	Sika AG	6,500	12,889
	Banque Cantonale
	Vaudoise	25,000	12,152
	Bank Sarasin & Cie AG
	Class B	326,000	11,930
*	Orior AG	220,000	10,364
	Forbo Holding AG	15,700	8,457
	Valora Holding AG	30,000	7,924
	Implenia AG	200,474	6,022
	Gurit Holding AG	9,763	5,330
	VZ Holding AG	19,000	2,018
*	Dufry Group	5,362	624
	Newave Energy Holding
	SA	12,450	575
*	Temenos Group AG	9,486	318
			179,749
Taiwan (0.3%)
	Hung Poo Real Estate
	Development Corp.	2,807,000	4,174
*	Bank of Kaohsiung	9,863,000	4,128
			8,302
United Kingdom (15.9%)
*	Premier Oil plc	775,000	20,875
	Carillion plc	3,200,000	17,654
*	Gulfsands Petroleum plc	3,200,000	16,946
	Ultra Electronics
	Holdings plc	510,227	15,206
	Meggitt plc	2,600,000	13,745
*	Sports Direct
	International plc	5,933,904	13,310
*	CSR plc	2,550,000	13,017
	Dechra
	Pharmaceuticals plc	1,483,982	12,614
*	Homeserve plc	1,692,870	12,295
	Atkins WS plc	985,000	11,893
*	SIG plc	5,658,663	10,282
	Millennium &
	Copthorne Hotels plc	1,145,315	10,002
	JD Wetherspoon plc	1,300,000	8,545
	Elementis plc	4,500,000	8,251
*	Punch Taverns plc	7,000,000	8,038
*	Highland Gold Mining Ltd.	3,000,000	7,643

			Market
			Value
		Shares	($000)
	Grainger plc	4,474,033	7,630
*	Inchcape plc	1,300,000	7,265
	BSS Group plc	1,000,000	7,095
*	London Mining plc	1,391,608	7,062
	Booker Group plc	8,000,000	6,946
	Telecom Plus plc	1,100,000	6,866
	Petropavlovsk plc	441,115	6,837
*	BTG plc	1,753,961	6,795
	Devro plc	1,860,201	6,719
*	National Express
	Group plc	1,609,166	6,430
	William Hill plc	2,450,082	6,303
	Pace plc	1,886,770	6,189
	Informa plc	859,200	6,008
	John Wood Group plc	800,000	5,582
	Go-Ahead Group plc	253,964	5,549
	RM plc	2,034,198	5,535
	Nestor
	Healthcare Group plc	3,520,445	5,475
	Eco Animal
	Health Group plc	1,618,166	5,375
	QinetiQ Group plc	3,000,000	5,162
	PV Crystalox Solar plc	6,000,000	5,099
*	LMS Capital plc	6,150,108	5,014
	CPP Group plc	1,175,067	4,953
	Paragon Group of
	Cos. plc	2,016,938	4,910
	Photo-Me
	International plc	3,947,604	4,460
	Lamprell plc	700,000	3,769
	Hunting plc	317,094	3,273
	Babcock
	International Group plc	293,060	2,723
^	HMV Group plc	3,745,971	2,709
	Forth Ports plc	127,658	2,698
	Future plc	7,510,000	2,652
*	Findel plc	9,144,945	2,454
	Wellstream Holdings plc	200,000	2,370
*	Alexon Group plc	7,303,119	2,052
	Speedy Hire plc	5,000,000	1,980
*,^	Yell Group plc	8,000,000	1,813
*	Helphire plc	5,200,000	1,808
*	Chrysalis Group plc	1,000,000	1,767
	Moneysupermarket.com
	Group plc	1,237,667	1,658
*	Wolfson
	Microelectronics plc	357,157	1,457
*,2	AEA Technology plc	13,214,660	1,303
	Record plc	629,023	453
	Domino’s Pizza UK &
	IRL plc	57,438	449
	Chemring Group plc	6,748	324
	IG Group Holdings plc	37,171	314
	N Brown Group plc	64,925	313
*	Debenhams plc	239,758	293

International Explorer Fund

			Market
			Value
		Shares	($000)
	Rightmove plc	21,464	274
*	Jupiter Fund
	Management plc	58,059	263
	Ashmore Group plc	42,488	261
	James Fisher & Sons plc	31,361	258
	Mears Group plc	50,345	245
	Land Securities Group plc	22,181	241
	Close Brothers Group plc	19,356	239
	Kier Group plc	10,820	230
	Rotork plc	8,226	221
	AMEC plc	12,009	209
*	Cookson Group plc	24,092	199
	Hansteen Holdings plc	168,761	195
	Savills plc	33,400	176
*	Persimmon plc	30,626	167
	African Barrick Gold Ltd.	17,953	157
	Hampson Industries plc	174,604	89
*	Pinnacle
	Staffing Group plc	723,983	19
*	I-mate plc	2,100,00	4
			387,654
Total Common Stocks
(Cost $1,900,145)			2,280,742

			Market
			Value
		Shares	($000)
Temporary Cash Investments (10.0%)[1]
Money Market Fund (9.7%)
3,4	Vanguard Market
	Liquidity Fund,
	0.237%	236,585,768	236,586

		Face
		Amount
		($000)
Repurchase Agreement (0.1%)
	Goldman, Sachs & Co.
	0.230%, 11/1/10 (Dated
	10/29/10, Repurchase Value
	$1,400,000, collateralized
	by Government National
	Mortgage Assn.
	5.000%, 8/15/39)	1,400	1,400

U.S. Government and Agency Obligations (0.2%)
5,6	Fannie Mae Discount Notes,
	0.340%, 3/1/11	500	500
5,6	Freddie Mac Discount Notes,
	0.295%, 12/15/10	4,000	3,999
			4,499
Total Temporary Cash Investments
(Cost $242,484)			242,485
Total Investments (103.6%)
(Cost $2,142,629)			2,523,227
Other Assets and Liabilities (-3.6%)
Other Assets			41,347
Liabilities[4]			(128,911)
			(87,564)
Net Assets (100%)
Applicable to 154,042,008 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,435,663
Net Asset Value Per Share			$15.81

International Explorer Fund

At October 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	2,132,614
Undistributed Net Investment Income	26,689
Accumulated Net Realized Losses	(107,663)
Unrealized Appreciation (Depreciation)
Investment Securities	380,598
Futures Contracts	(103)
Foreign Currencies and
Forward Currency Contracts	3,528
Net Assets	2,435,663

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $70,508,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.6% and 7.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is th 7-day yield.
4 Includes $74,228,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $4,499,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Operations

Year Ended
October 31, 2010
($000)
Investment Income
Income
Dividends[1]	43,361
Interest[2]	201
Security Lending	1,561
Total Income	45,123
Expenses
Investment Advisory Fees—Note B	4,309
The Vanguard Group—Note C
Management and Administrative	3,311
Marketing and Distribution	463
Custodian Fees	435
Auditing Fees	32
Shareholders’ Reports	23
Trustees’ Fees and Expenses	4
Total Expenses	8,577
Expenses Paid Indirectly	(34)
Net Expenses	8,543
Net Investment Income	36,580
Realized Net Gain (Loss)
Investment Securities Sold	105,603
Futures Contracts	699
Foreign Currencies and Forward Currency Contracts	3,538
Realized Net Gain (Loss)	109,840
Change in Unrealized Appreciation (Depreciation)
Investment Securities	216,825
Futures Contracts	(103)
Foreign Currencies and Forward Currency Contracts	3,424
Change in Unrealized Appreciation (Depreciation)	220,146
Net Increase (Decrease) in Net Assets Resulting from Operations	366,566
1 Dividends are net of foreign withholding taxes of $4,313,000.
2 Interest income from an affiliated company of the fund was $191,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,580	26,607
Realized Net Gain (Loss)	109,840	(138,373)
Change in Unrealized Appreciation (Depreciation)	220,146	623,629
Net Increase (Decrease) in Net Assets Resulting from Operations	366,566	511,863
Distributions
Net Investment Income	(29,545)	(37,635)
Realized Capital Gain	—	—
Total Distributions	(29,545)	(37,635)
Capital Share Transactions
Issued	661,913	642,115
Issued in Lieu of Cash Distributions	26,292	32,939
Redeemed[1]	(501,045)	(317,000)
Net Increase (Decrease) from Capital Share Transactions	187,160	358,054
Total Increase (Decrease)	524,181	832,282
Net Assets
Beginning of Period	1,911,482	1,079,200
End of Period[2]	2,435,663	1,911,482
1 Net of redemption fees for fiscal 2010 and 2009 of $215,000 and $170,000, respectively.
2 Net Assets—End of Period includes undistributed net investment income of $26,689,000 and $19,402,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.55	$9.52	$24.70	$21.50	$17.99
Investment Operations
Net Investment Income	.237	.238	.470	.480	.520
Net Realized and Unrealized Gain (Loss)
on Investments	2.225	4.148	(12.110)	4.950	4.740
Total from Investment Operations	2.462	4.386	(11.640)	5.430	5.260
Distributions
Dividends from Net Investment Income	(.202)	(.356)	(.620)	(.580)	(.400)
Distributions from Realized Capital Gains	—	—	(2.920)	(1.650)	(1.350)
Total Distributions	(.202)	(.356)	(3.540)	(2.230)	(1.750)
Net Asset Value, End of Period	$15.81	$13.55	$9.52	$24.70	$21.50

Total Return[1]	18.38%	47.88%	-53.80%	27.18%	31.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,436	$1,911	$1,079	$3,252	$2,668
Ratio of Total Expenses to
Average Net Assets[2]	0.39%	0.45%	0.36%	0.35%	0.44%
Ratio of Net Investment Income to
Average Net Assets	1.67%	2.10%	2.59%	1.99%	2.56%
Portfolio Turnover Rate	51%	52%	29%	45%	32%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), 0.00%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

International Explorer Fund

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Repurchase Agreements: The fund invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

International Explorer Fund

B. Schroder Investment Management North America Inc., and beginning in June 2010, Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Schroder Investment Management North America Inc. is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P EPAC SmallCap Index.

In accordance with the advisory contract entered into with Wellington Management Company, LLP, in June 2010, beginning May 1, 2011, the investment advisory fee will be subject to quarterly adjustments based on performance since July 31, 2010, relative to the S&P EPAC SmallCap Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2010, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2010, the fund had contributed capital of $422,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2010, these arrangements reduced the fund’s expenses by $34,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	141,831	2,138,907	4
Temporary Cash Investments	236,586	5,899	—
Futures Contracts—Liabilities[1]	(421)	—	—
Forward Currency Contracts----Assets	—	2,841	—
Total	377,996	2,147,647	4
1 Represents variation margin on the last day of the reporting period.

International Explorer Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2010:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2009	4
Change in Unrealized Appreciation (Depreciation)	—
Balance as of October 31, 2010	4

F. At October 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	2,841	2,841
Liabilities[1]	(421)	—	(421)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2010, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	699	—	699
Forward Currency Contracts	—	4,002	4,002
Realized Net Gain (Loss) on Derivatives	699	4,002	4,701

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(103)	—	(103)
Forward Currency Contracts	—	2,841	2,841
Change in Unrealized Appreciation (Depreciation) on Derivatives	(103)	2,841	2,738

International Explorer Fund

At October 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Topix Index	December 2010	253	25,316	(423)
Dow Jones EURO STOXX 50 Index	December 2010	529	20,874	268
S&P ASX 200 Index	December 2010	161	18,334	(58)
FTSE 100 Index	December 2010	95	8,598	110

Unrealized appreciation (depreciation) on open FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At October 31, 2010, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Brown Brothers Harriman & Co.	12/15/10	JPY	2,073,192	USD	25,764	780
Brown Brothers Harriman & Co.	12/22/10	EUR	14,826	USD	20,636	1,100
Brown Brothers Harriman & Co.	12/22/10	AUD	18,763	USD	18,379	694
Brown Brothers Harriman & Co.	12/22/10	GBP	5,310	USD	8,508	267

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At October 31, 2010, the counterparty had deposited in a segregated account cash with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

The fund had net unrealized foreign currency gains of $687,000 resulting from the translation of other assets and liabilities at October 31, 2010.

International Explorer Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2010, the fund realized net foreign currency losses of $464,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $4,126,000 on the fund’s passive foreign investment company holdings at October 31, 2009, has been distributed and is reflected in the balance of undistributed net investment income. During the year ended October 31, 2010, the fund realized gains on the sale of passive foreign investment companies of $1,288,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2010, was $2,608,000.

The fund’s realized losses for the year ended October 31, 2010, include $572,000 of capital gain tax paid on sales of Indian securities. This tax is treated as a decrease to taxable income; accordingly, this amount has been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at October 31, 2010, the fund had $33,698,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $105,115,000 to offset future net capital gains through October 31, 2017.

At October 31, 2010, the cost of investment securities for tax purposes was $2,145,237,000. Net unrealized appreciation of investment securities for tax purposes was $377,990,000, consisting of unrealized gains of $537,417,000 on securities that had risen in value since their purchase and $159,427,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2010, the fund purchased $1,184,103,000 of investment securities and sold $1,030,062,000 of investment securities, other than temporary cash investments.

I. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Oct. 31, 2009		Proceeds from		Oct. 31, 2010
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
AEA Technology plc	NA1	532	—	—	1,303
1 Not applicable—At October 31, 2009, the issuer was not an affiliated company of the fund.

International Explorer Fund

J. Capital shares issued and redeemed were:

	Year Ended October 31,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	46,958	56,374
Issued in Lieu of Cash Distributions	1,900	3,608
Redeemed	(35,926)	(32,257)
Net Increase (Decrease) in Shares Outstanding	12,932	27,725

K. In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 14, 2010

Special 2010 tax information (unaudited) for Vanguard International Explorer Fund

This information for the fiscal year ended October 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $23,645,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $47,698,000 and foreign taxes paid of $4,352,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2011 to determine the calendar-year amounts to be included on their 2010 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Explorer Fund
Periods Ended October 31, 2010

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	18.38%	6.20%	7.34%
Returns After Taxes on Distributions	18.15	4.75	5.88
Returns After Taxes on Distributions and Sale of Fund Shares	12.25	5.14	5.86

Returns do not reflect the 2% fee on redemptions of shares held for less than two months.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2010

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	4/30/2010	10/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,089.59	$2.05
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Explorer Fund has renewed the fund’s investment advisory agreement with Schroder Investment Management North America Inc. and a sub-advisory agreement with Schroder Investment Management North America Limited. The board determined that the retention of the advisor and the sub-advisor (collectively, Schroder) was in the best interests of the fund and its shareholders. The board also adopted a multimanager investment advisory approach for the fund and added Wellington Management Company, LLP as an additional investment advisor effective June 2010. Please see the semiannual report dated April 30, 2010, for additional information on the board’s approval of the arrangement with Wellington Management.

The board based its decision to retain Schroder upon an evaluation of Schroder’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of Schroder. Schroder’s parent company, Schroders plc, has existed for more than 200 years and has investment-management experience dating back to 1926. Schroder continues to employ a sound process, selecting attractive small-cap growth stocks from developed and emerging markets outside the United States. Schroder’s International Small Cap Investment Committee is responsible for the management of its portion of the fund. Stocks are selected using a bottom-up approach, supported by Schroder’s worldwide network of analysts, economists, and strategists.

The board concluded that Schroder’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that Schroder has carried out the fund’s investment strategy in disciplined fashion, and the performance results have allowed the fund to remain competitive versus its benchmark and peer funds. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Schroder in determining whether to approve the advisory fee, because Schroder is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Schroder. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Schroder increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008).	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components).	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010).	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1260 122010

Vanguard High Dividend Yield
Index Fund Annual Report

October 31, 2010

> Vanguard High Dividend Yield Index Fund returned about 16% for the fiscal year ended October 31, 2010.

> The fund’s return for the period closely tracked that of its benchmark index, the FTSE High Dividend Yield Index, and the average return of its peer funds.

> Industrials, consumer staples, and consumer discretionary stocks contributed most to the fund’s return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2010

Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	15.79%
ETF Shares
Market Price	16.04
Net Asset Value	15.93
FTSE High Dividend Yield Index	16.15
Equity Income Funds Average	16.15
Equity Income Funds Average: Derived from data provided by Lipper Inc.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2009, Through October 31, 2010

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$14.15	$15.94	$0.417	$0.000
ETF Shares	35.70	40.22	1.099	0.000

1

Chairman’s Letter

Dear Shareholder,

After slashing, and even eliminating, dividends during the financial credit crisis, many U.S. companies resumed dividend payments over the past year.

As the stock market regained momentum, Vanguard High Dividend Yield Index Fund returned about 16% for the fiscal year ended October 31, 2010. The fund’s result was in line with that of its benchmark index, the FTSE High Dividend Yield Index, and the average return of its peer funds.

The 30-day SEC yield of the High Dividend Yield Index Fund Investor Shares stood at 2.53% as of October 31, more than one percentage point higher than the yield of the broader stock market as measured by Vanguard Total Stock Market Index Fund’s Investor Shares. The fund’s yield is slightly lower than its level a year ago, as investor enthusiasm for dividend-paying stocks has boosted share prices.

If you own shares of the fund in a taxable account, you may wish to review the fund’s after-tax returns presented later in this report.

2

Stock market performance was better than it felt
Global stock prices rallied at the start of the period, but struggled through the spring and summer, weighed down by Europe’s sovereign debt crisis and the slow pace of economic recovery in the United States. In the fiscal year’s final months, the mood turned. Stock prices climbed on continued strength in corporate earnings. In the United States, stocks also seemed to get a boost from the Federal Reserve Board’s hints that it would try to stimulate the economy with a second round of U.S. Treasury bondpurchases. (In early November, the Fed announced that it would buy as much as $600 billion in Treasuries.)

For the 12 months, the broad U.S. stock market returned about 19%, a performance that was better than it felt in a year of ups and downs. Small-capitalization stocks did even better. International stocks returned about 13% on the strength of a powerful rally in emerging markets and solid single-digit gains in developed markets in Europe and the Pacific region.

Despite shrinking yields, bonds attracted investor dollars
Although fixed income yields have fallen to generational lows, investors continued to bid up bond prices. The broad U.S. bond market produced a 12-month return of about 8% as the yield of the 10-year U.S. Treasury note fell from 3.39% at the start of the period to 2.61% at the close.

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	17.67%	-6.14%	1.99%
Russell 2000 Index (Small-caps)	26.58	-3.91	3.07
Dow Jones U.S. Total Stock Market Index	19.04	-5.55	2.52
MSCI All Country World Index ex USA (International)	13.08	-7.62	6.21

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.01%	7.23%	6.45%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	7.78	5.79	5.20
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.89	2.41

CPI
Consumer Price Index	1.17%	1.54%	1.89%

3

Tax-exempt municipal bonds also rallied. Bond prices and yields move in opposite directions, of course, so abundant returns built on rising prices could mean leaner pickings in the years ahead.

The yields of money market securities hovered near 0%, consistent with the Federal Reserve Board’s target for short-term rates.

Industrials and consumer staples boosted the fund’s result
The recession of 2008–2009 drove many U.S. companies—even those in relatively good financial shape—to trim their dividends and conserve capital for even rainier days. As the stock market gained momentum over the past year, many of these companies have resumed paying dividends.

Although payouts have yet to return to their pre-crisis highs, dividends have been bouncing back, increasing enthusiasm for—and the share prices of—dividend-paying stocks.

All ten of the sectors in the fund and its target index produced positive returns, with seven posting double-digit gains.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.35%	0.20%	1.36%

The fund expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the fund’s expense ratios were 0.30% for Investor Shares and 0.18% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Equity Income Funds.

4

The fund’s strong performance for the year was fueled by its new sector heavyweights, industrials and consumer staples. Industrial stocks, among the first sectors to benefit from the rebound in manufacturing, were led by companies that produce heavy construction and farm machinery as well as those involved in aerospace and defense. In consumer staples, tobacco, beverage, and food products manufacturers boosted performance.

The third-largest contributor to the fund’s return came from consumer discretionary stocks. Restaurants, hotels, and retailers were among the biggest beneficiaries of rising investor confidence and an uptick in spending. The smallest gains came from information technology and financials. In IT, software and communications equipment companies were down for the period.

Total Returns
Inception Through October 31, 2010

Average
Annual Return
High Dividend Yield Index Fund Investor Shares (Returns since inception: 11/16/2006)	-2.81%
FTSE High Dividend Yield Index	-2.56
Equity Income Funds Average	-1.69
Equity Income Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Maintain a balanced portfolio, regardless of market conditions
Vanguard High Dividend Yield Index Fund’s results over the past year ended on a high note, but it’s impossible to predict the market’s direction in the future.

Since its inception roughly four years ago, in fact, the fund has experienced a number of trials, notably the stock market’s 2008 collapse. The result has been an average annual return of -2.81% since November 2006.

Although it seems reasonable to hope for, even expect, better times ahead, risk is a fact of investing life. Our experience suggests that an effective way to cope with market uncertainty is to focus on the long term and build a diversified, well-balanced portfolio. A balanced portfolio with a mix of stock, bond, and short-term investments can help protect your assets from the markets’ worst outcomes while giving you the opportunity to participate in the best. Investing within and among asset classes can further enhance your diversification.

The High Dividend Yield Index Fund, with its objective of tracking an index composed of companies with higher-than-average yields, can play an important role in such a balanced plan. And the fund’s low costs can help investors keep more of its returns.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 16, 2010

6

High Dividend Yield Index Fund

Fund Profile
As of October 31, 2010

Share-Class Characteristics

	Investor		ETF
	Shares		Shares
Ticker Symbol	VHDYX		VYM
Expense Ratio[1]	0.35%		0.20%
30-Day SEC Yield	2.53%		2.65%

Portfolio Characteristics
	FTSE High		DJ
	Dividend		U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	552	552	3,920
Median Market Cap $56.3B		$56.3B	$28.5B
Price/Earnings Ratio	14.2x	14.2x	16.9x
Price/Book Ratio	2.2x	2.2x	2.2x
Return on Equity	21.3%	21.3%	19.2%
Earnings Growth Rate	2.1%	2.1%	6.5%
Dividend Yield	3.1%	3.1%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	34%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
	FTSE High		DJ
	Dividend		U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	8.4%	8.4%	11.8%
Consumer Staples	17.7	17.7	10.0
Energy	11.3	11.3	9.8
Financials	10.1	10.0	16.3
Health Care	11.7	11.7	11.0
Industrials	15.6	15.6	11.1
Information
Technology	8.9	9.0	19.4
Materials	4.0	4.0	4.4
Telecommunication
Services	4.9	4.9	2.8
Utilities	7.4	7.4	3.4

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	Index
R-Squared	1.00	0.91
Beta	1.00	0.93
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	5.5%
Microsoft Corp.	Systems Software	3.7
Procter & Gamble Co.	Household
	Products	2.9
Johnson & Johnson	Pharmaceuticals	2.9
General Electric Co.	Industrial
	Conglomerates	2.8
AT&T Inc.	Integrated
	Telecommunication
	Services	2.8
Chevron Corp.	Integrated Oil &
	Gas	2.7
JPMorgan Chase & Co.	Diversified Financial
	Services	2.4
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	2.4
Coca-Cola Co.	Soft Drinks	2.3
Top Ten		30.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2010, the expense ratios were 0.30% for Investor Shares and 0.18% for ETF Shares.

7

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2006, Through October 31, 2010
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2010
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/16/2006)	Investment
High Dividend Yield Index Fund
Investor Shares	15.79%	-2.81%	$8,935
Dow Jones U.S. Total Stock Market
Index	19.04	-1.24	9,520
FTSE High Dividend Yield Index	16.15	-2.56	9,023
Equity Income Funds Average	16.15	-1.69	9,346

Equity Income Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/10/2006)	Investment
High Dividend Yield Index Fund
ETF Shares Net Asset Value	15.93%	-2.46%	$9,059
Dow Jones U.S. Total Stock Market Index	19.04	-0.84	9,672
FTSE High Dividend Yield Index	16.15	-2.35	9,099
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

High Dividend Yield Index Fund

Cumulative Returns of ETF Shares: November 10, 2006, Through October 31, 2010

		Since
	One	Inception
	Year	(11/10/2006)
High Dividend Yield Index Fund
ETF Shares Market Price	16.04%	-9.37%
High Dividend Yield Index Fund
ETF Shares Net Asset Value	15.93	-9.41
FTSE High Dividend Yield Index	16.15	-9.01
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard.

Fiscal-Year Total Returns (%): November 16, 2006, Through October 31, 2010

Average Annual Total Returns: Periods Ended September 30, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	11/16/2006	8.92%	-3.66%
ETF Shares	11/10/2006
Market Price		9.27	-3.30
Net Asset Value		9.09	-3.30

9

High Dividend Yield Index Fund

Financial Statements

Statement of Net Assets
As of October 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (8.4%)
McDonald’s Corp.	204,373	15,894
Home Depot Inc.	324,237	10,012
Comcast Corp. Class A	395,347	8,136
Time Warner Inc.	215,898	7,019
Lowe’s Cos. Inc.	274,433	5,854
Johnson Controls Inc.	128,454	4,511
Yum! Brands Inc.	89,756	4,448
Comcast Corp. Class A
Special Shares	139,826	2,703
McGraw-Hill Cos. Inc.	59,315	2,233
CBS Corp. Class B	120,051	2,032
Stanley Black & Decker Inc.	31,802	1,971
Limited Brands Inc.	61,920	1,820
VF Corp.	20,710	1,724
Mattel Inc.	69,476	1,621
Nordstrom Inc.	42,034	1,619
Fortune Brands Inc.	29,150	1,576
Genuine Parts Co.	30,249	1,448
JC Penney Co. Inc.	45,255	1,411
Harley-Davidson Inc.	45,262	1,389
Tiffany & Co.	24,383	1,292
Cablevision Systems Corp.
Class A	48,165	1,288
Hasbro Inc.	26,900	1,244
Darden Restaurants Inc.	26,806	1,225
Family Dollar Stores Inc.	25,509	1,178
Whirlpool Corp.	14,605	1,107
Newell Rubbermaid Inc.	53,174	939
^ Garmin Ltd.	28,088	922
H&R Block Inc.	62,038	731
Abercrombie & Fitch Co.	16,876	723
Williams-Sonoma Inc.	20,614	667
DR Horton Inc.	60,775	634
American Eagle
Outfitters Inc.	37,517	601
Leggett & Platt Inc.	28,150	574
Tupperware Brands Corp.	12,051	540

			Market
			Value
		Shares	($000)
	Gannett Co. Inc.	45,551	540
	Gentex Corp.	26,824	536
	Foot Locker Inc.	29,882	476
	Polaris Industries Inc.	6,332	450
	Choice Hotels
	International Inc.	11,406	434
	Service Corp. International	47,465	393
	Brinker International Inc.	19,646	364
	Regal Entertainment Group
	Class A	25,120	339
	Cinemark Holdings Inc.	16,195	284
	Wolverine World Wide Inc.	9,562	278
	Hillenbrand Inc.	11,894	256
*	Madison Square Garden Inc.
	Class A	11,907	248
	Weight Watchers
	International Inc.	7,279	244
	Cracker Barrel Old Country
	Store Inc.	4,495	242
	Cooper Tire & Rubber Co.	11,653	229
	Pool Corp.	9,609	194
	National CineMedia Inc.	10,262	190
	Washington Post Co.
	Class B	457	184
	Meredith Corp.	5,145	175
	MDC Holdings Inc.	6,687	172
	Bob Evans Farms Inc.	5,840	168
	Cato Corp. Class A	5,381	142
	American Greetings Corp.
	Class A	6,992	135
	Columbia Sportswear Co.	2,549	133
	Arbitron Inc.	5,149	130
	Buckle Inc.	4,469	130
^	Barnes & Noble Inc.	8,394	126
	PEP Boys-Manny Moe & Jack	9,942	116
	Harte-Hanks Inc.	9,017	109
	Stage Stores Inc.	7,273	97
	NutriSystem Inc.	5,040	96
	Brown Shoe Co. Inc.	8,140	96

10

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Stewart Enterprises Inc.
Class A	17,109	95
Superior Industries
International Inc.	5,114	92
Ethan Allen Interiors Inc.	5,534	84
Ameristar Casinos Inc.	4,510	81
Oxford Industries Inc.	3,067	71
Marcus Corp.	3,943	51
Speedway Motorsports Inc.	3,258	50
Bebe Stores Inc.	6,794	45
Ambassadors Group Inc.	3,646	40
Christopher & Banks Corp.	6,604	39
		99,440
Consumer Staples (17.7%)
Procter & Gamble Co.	545,039	34,648
Wal-Mart Stores Inc.	523,712	28,369
Coca-Cola Co.	444,578	27,262
Philip Morris
International Inc.	351,945	20,589
PepsiCo Inc.	305,488	19,948
Kraft Foods Inc.	331,579	10,700
Altria Group Inc.	399,500	10,155
Colgate-Palmolive Co.	94,176	7,263
Kimberly-Clark Corp.	78,623	4,980
General Mills Inc.	125,101	4,696
Archer-Daniels-Midland Co.	123,524	4,116
Sysco Corp.	113,217	3,335
HJ Heinz Co.	60,543	2,973
Kellogg Co.	54,538	2,741
Reynolds American Inc.	42,009	2,726
Lorillard Inc.	29,336	2,504
Avon Products Inc.	81,929	2,495
ConAgra Foods Inc.	84,910	1,910
Sara Lee Corp.	126,901	1,818
Clorox Co.	26,872	1,788
Campbell Soup Co.	48,935	1,774
Hershey Co.	32,250	1,596
JM Smucker Co.	22,887	1,471
Molson Coors Brewing Co.
Class B	30,794	1,454
Brown-Forman Corp. Class B	17,306	1,052
McCormick & Co. Inc.	23,029	1,018
Hormel Foods Corp.	19,180	881
Herbalife Ltd.	11,345	724
Corn Products
International Inc.	14,450	615
Del Monte Foods Co.	37,217	534
Flowers Foods Inc.	17,589	448
SUPERVALU Inc.	40,741	440
Nu Skin Enterprises Inc.
Class A	11,918	365
Ruddick Corp.	7,035	246
Lancaster Colony Corp.	4,022	201
Universal Corp.	4,679	194

		Market
		Value
	Shares	($000)
Pricesmart Inc.	5,665	166
Lance Inc.	6,309	143
Vector Group Ltd.	7,275	136
WD-40 Co.	3,137	116
Nash Finch Co.	2,303	97
Cal-Maine Foods Inc.	3,007	87
Weis Markets Inc.	2,103	82
Farmer Bros Co.	1,558	26
		208,882
Energy (11.3%)
Exxon Mobil Corp.	981,120	65,215
Chevron Corp.	384,934	31,799
ConocoPhillips	286,264	17,004
Marathon Oil Corp.	135,530	4,821
Spectra Energy Corp.	123,601	2,938
Williams Cos. Inc.	111,919	2,409
Valero Energy Corp.	108,113	1,941
EQT Corp.	28,575	1,070
^ Linn Energy LLC	28,424	994
Sunoco Inc.	23,164	868
Arch Coal Inc.	31,244	768
Southern Union Co.	23,859	600
Tidewater Inc.	9,924	458
Tesoro Corp.	27,420	355
Copano Energy LLC	12,599	352
Teekay Corp.	10,433	332
Holly Corp.	7,587	248
Nordic American
Tanker Shipping	9,046	236
Ship Finance
International Ltd.	11,250	226
Overseas Shipholding
Group Inc.	5,894	197
RPC Inc.	7,466	164
Knightsbridge Tankers Ltd.	4,524	98
General Maritime Corp.	17,309	67
Tsakos Energy Navigation Ltd.	5,446	56
Delek US Holdings Inc.	3,456	25
Alon USA Energy Inc.	3,139	18
		133,259
Financials (10.1%)
JPMorgan Chase & Co.	762,890	28,708
American Express Co.	230,668	9,564
MetLife Inc.	174,114	7,022
Aflac Inc.	90,430	5,054
Travelers Cos. Inc.	90,275	4,983
Chubb Corp.	60,423	3,506
Allstate Corp.	102,976	3,140
BB&T Corp.	131,822	3,086
T Rowe Price Group Inc.	49,220	2,720
Marsh & McLennan
Cos. Inc.	103,828	2,594
Ameriprise Financial Inc.	48,173	2,490
Northern Trust Corp.	46,241	2,295

11

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Invesco Ltd.	89,837	2,066
M&T Bank Corp.	22,614	1,690
Principal Financial Group Inc.	61,032	1,638
NYSE Euronext	49,948	1,530
New York Community
Bancorp Inc.	83,565	1,415
Unum Group	62,847	1,409
XL Group plc Class A	65,756	1,391
Hudson City Bancorp Inc.	101,218	1,179
PartnerRe Ltd.	14,502	1,150
Willis Group Holdings plc	32,528	1,034
Cincinnati Financial Corp.	31,389	924
Everest Re Group Ltd.	10,821	912
People’s United
Financial Inc.	71,801	884
Assurant Inc.	20,424	808
Axis Capital Holdings Ltd.	23,061	784
Raymond James
Financial Inc.	23,887	674
Eaton Vance Corp.	22,726	654
RenaissanceRe Holdings Ltd.	10,496	632
Validus Holdings Ltd.	21,475	609
Cullen/Frost Bankers Inc.	11,597	608
Old Republic
International Corp.	46,008	607
Fidelity National Financial Inc.
Class A	44,166	591
Commerce Bancshares Inc.	15,939	587
HCC Insurance Holdings Inc.	22,109	585
Arthur J Gallagher & Co.	20,246	570
Allied World Assurance Co.
Holdings Ltd.	9,343	535
Federated Investors Inc.
Class B	19,770	492
Waddell & Reed Financial Inc.
Class A	16,521	480
First Niagara Financial
Group Inc.	40,019	474
Alterra Capital Holdings Ltd.	22,723	459
Aspen Insurance
Holdings Ltd.	14,823	421
Associated Banc-Corp	33,123	420
Erie Indemnity Co. Class A	7,322	419
Valley National Bancorp	30,903	412
Endurance Specialty
Holdings Ltd.	9,957	412
Bank of Hawaii Corp.	9,197	397
Protective Life Corp.	16,528	396
Hanover Insurance
Group Inc.	8,643	391
StanCorp Financial
Group Inc.	8,980	385
TCF Financial Corp.	27,304	359
Fulton Financial Corp.	38,300	358

		Market
		Value
	Shares	($000)
FirstMerit Corp.	20,686	355
Greenhill & Co. Inc.	4,247	330
Synovus Financial Corp.	149,633	323
American Financial
Group Inc.	10,422	319
Westamerica Bancorporation	5,642	282
First American Financial Corp.	19,810	278
Trustmark Corp.	12,146	268
Iberiabank Corp.	5,117	266
NewAlliance Bancshares Inc.	20,419	263
Delphi Financial Group Inc.	9,255	251
Montpelier Re Holdings Ltd.	13,349	245
Umpqua Holdings Corp.	21,954	242
Northwest Bancshares Inc.	21,052	239
Astoria Financial Corp.	18,467	229
RLI Corp.	3,982	229
United Bankshares Inc.	8,333	223
Hancock Holding Co.	7,060	222
Mercury General Corp.	5,177	220
UMB Financial Corp.	5,914	219
Unitrin Inc.	8,872	216
BancorpSouth Inc.	15,990	211
TFS Financial Corp.	23,456	205
Park National Corp.	2,936	192
First Financial
Bankshares Inc.	4,026	190
FNB Corp.	21,993	187
First Financial Bancorp	11,055	186
Glacier Bancorp Inc.	13,932	181
Harleysville Group Inc.	5,208	179
BOK Financial Corp.	3,866	179
WP Carey & Co. LLC	5,692	177
Selective Insurance
Group Inc.	10,309	174
International
Bancshares Corp.	9,647	165
Old National Bancorp	16,978	161
CVB Financial Corp.	20,563	156
Community Bank
System Inc.	6,280	147
Provident Financial
Services Inc.	11,605	147
NBT Bancorp Inc.	6,541	144
Horace Mann Educators Corp.	7,366	138
Safety Insurance Group Inc.	2,854	133
Oriental Financial Group Inc.	9,582	127
American National
Insurance Co.	1,517	119
First Commonwealth
Financial Corp.	20,036	117
Brookline Bancorp Inc.	11,058	108
Chemical Financial Corp.	5,154	105
S&T Bancorp Inc.	5,271	103

12

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Maiden Holdings Ltd.	13,422	103
Capitol Federal Financial	4,358	102
Dime Community
Bancshares Inc.	6,638	97
City Holding Co.	3,011	95
Independent Bank Corp.	4,034	95
Bank of the Ozarks Inc.	2,388	91
Simmons First National Corp.
Class A	3,254	88
Amtrust Financial Services Inc. 5,726		86
WesBanco Inc.	5,133	85
BGC Partners Inc. Class A	12,144	84
Community Trust
Bancorp Inc.	2,956	81
Trustco Bank Corp. NY	14,807	80
Renasant Corp.	4,862	79
Flushing Financial Corp.	5,963	78
Republic Bancorp Inc. Class A 3,628		74
United Fire & Casualty Co.	3,695	74
Provident New York Bancorp	7,294	65
Washington Trust Bancorp Inc. 3,214		65
SY Bancorp Inc.	2,553	63
Advance America Cash
Advance Centers Inc.	12,381	62
Tompkins Financial Corp.	1,598	62
1st Source Corp.	3,375	60
GFI Group Inc.	12,011	58
First Financial Corp.	1,830	53
Arrow Financial Corp.	2,114	52
Bancfirst Corp.	1,176	48
State Auto Financial Corp.	2,949	46
Suffolk Bancorp	1,777	46
Calamos Asset
Management Inc. Class A	3,823	46
First Community
Bancshares Inc.	3,362	45
Baldwin & Lyons Inc.	1,794	45
SWS Group Inc.	6,497	45
Bank Mutual Corp.	9,184	44
First Bancorp	3,177	43
Presidential Life Corp.	4,321	41
Kearny Financial Corp.	4,165	36
Capital City Bank Group Inc.	2,576	31
Wilshire Bancorp Inc.	4,526	30
National Interstate Corp.	1,234	27
Kansas City Life Insurance Co. 734		23
Student Loan Corp.	718	21
		118,602
Health Care (11.7%)
Johnson & Johnson	532,768	33,921
Pfizer Inc.	1,548,060	26,936
Merck & Co. Inc.	590,186	21,412
Abbott Laboratories	296,298	15,206

			Market
			Value
		Shares	($000)
	Bristol-Myers Squibb Co.	328,707	8,842
	Eli Lilly & Co.	220,566	7,764
	Medtronic Inc.	207,950	7,322
	Baxter International Inc.	112,210	5,711
	Becton Dickinson and Co.	44,809	3,384
	Alcon Inc.	17,169	2,880
	Cardinal Health Inc.	67,469	2,341
	Pharmaceutical Product
	Development Inc.	22,574	583
	Hill-Rom Holdings Inc.	12,158	471
	Teleflex Inc.	7,603	424
	Owens & Minor Inc.	12,190	347
	Quality Systems Inc.	4,112	264
	Meridian Bioscience Inc.	5,911	135
	PDL BioPharma Inc.	23,012	120
	Landauer Inc.	1,831	112
	National Healthcare Corp.	2,024	74
	Computer Programs &
	Systems Inc.	1,092	50
*	Furiex Pharmaceuticals Inc.	1,737	20
			138,319
Industrials (15.6%)
	General Electric Co.	2,048,798	32,822
	United Technologies Corp.	180,025	13,460
	3M Co.	135,941	11,449
	Boeing Co.	140,497	9,925
	Caterpillar Inc.	120,629	9,481
	United Parcel Service Inc.
	Class B	139,221	9,375
	Emerson Electric Co.	145,023	7,962
	Honeywell International Inc.	148,279	6,985
	Deere & Co.	81,143	6,232
	General Dynamics Corp.	73,066	4,977
	Lockheed Martin Corp.	69,629	4,964
	Norfolk Southern Corp.	75,013	4,613
	CSX Corp.	72,857	4,477
	Illinois Tool Works Inc.	95,822	4,379
	Tyco International Ltd.	95,548	3,658
	Northrop Grumman Corp.	56,508	3,572
	Raytheon Co.	71,847	3,311
	Waste Management Inc.	91,726	3,276
	Eaton Corp.	32,207	2,861
	Parker Hannifin Corp.	30,945	2,369
	Republic Services Inc.
	Class A	73,559	2,193
	Goodrich Corp.	24,034	1,972
	Dover Corp.	35,743	1,898
	Rockwell Collins Inc.	30,362	1,837
	Rockwell Automation Inc.	27,144	1,693
	WW Grainger Inc.	13,609	1,688
	Cooper Industries plc	31,987	1,677
	L-3 Communications
	Holdings Inc.	21,978	1,587

13

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Fastenal Co.	28,329	1,458
Pall Corp.	22,438	957
Pitney Bowes Inc.	39,826	874
Robert Half International Inc.	28,465	772
Avery Dennison Corp.	21,203	771
Timken Co.	18,580	770
Masco Corp.	69,226	738
RR Donnelley & Sons Co.	39,341	726
SPX Corp.	9,531	639
Pentair Inc.	18,927	619
Snap-On Inc.	11,115	567
Hubbell Inc. Class B	10,180	550
Kennametal Inc.	15,576	532
Lincoln Electric Holdings Inc.	8,170	488
Ryder System Inc.	10,057	440
Crane Co.	11,380	435
Lennox International Inc.	10,463	429
IDEX Corp.	11,641	420
Carlisle Cos. Inc.	11,695	410
Graco Inc.	11,549	397
Baldor Electric Co.	9,034	380
Harsco Corp.	15,491	359
Watsco Inc.	5,312	297
Brady Corp. Class A	9,440	290
GATX Corp.	8,758	277
Alexander & Baldwin Inc.	7,986	275
AO Smith Corp.	4,863	272
Applied Industrial
Technologies Inc.	8,176	249
Kaydon Corp.	6,443	225
HNI Corp.	8,595	212
Corporate Executive
Board Co.	6,598	206
Deluxe Corp.	9,817	201
Healthcare Services
Group Inc.	8,344	200
Seaspan Corp.	12,823	173
Briggs & Stratton Corp.	9,725	171
ABM Industries Inc.	7,518	170
Barnes Group Inc.	7,953	145
Mine Safety Appliances Co.	5,089	143
Raven Industries Inc.	3,438	141
Kaman Corp.	4,883	132
Administaff Inc.	5,018	132
NACCO Industries Inc.
Class A	1,290	128
Tennant Co.	3,675	123
Franklin Electric Co. Inc.	3,389	122
Ameron International Corp.	1,737	119
McGrath Rentcorp	4,647	118
Albany International Corp.	5,230	107
Aircastle Ltd.	11,336	104

		Market
		Value
	Shares	($000)
Steelcase Inc. Class A	12,274	103
Ennis Inc.	4,997	90
Navios Maritime
Holdings Inc.	14,795	89
Bowne & Co. Inc.	7,699	87
Textainer Group
Holdings Ltd.	2,779	72
Federal Signal Corp.	12,064	68
AAON Inc.	2,393	59
Apogee Enterprises Inc.	5,582	59
US Ecology Inc.	2,735	44
CDI Corp.	2,696	39
American Woodmark Corp.	2,133	38
		183,904
Information Technology (8.9%)
Microsoft Corp.	1,661,641	44,266
Intel Corp.	1,068,005	21,435
Texas Instruments Inc.	229,535	6,787
Accenture plc Class A	122,319	5,469
Automatic Data
Processing Inc.	94,432	4,195
Applied Materials Inc.	257,979	3,189
Xerox Corp.	264,901	3,099
Tyco Electronics Ltd.	85,778	2,717
Paychex Inc.	69,861	1,935
Analog Devices Inc.	57,213	1,926
Linear Technology Corp.	42,989	1,386
Xilinx Inc.	49,739	1,334
Maxim Integrated
Products Inc.	57,154	1,238
KLA-Tencor Corp.	32,233	1,151
Microchip Technology Inc.	35,340	1,137
Jabil Circuit Inc.	41,536	637
National Semiconductor
Corp.	45,941	629
Broadridge Financial
Solutions Inc.	24,375	536
CoreLogic Inc.	22,413	394
Diebold Inc.	12,646	388
Intersil Corp. Class A	23,828	312
Molex Inc.	13,827	281
Molex Inc. Class A	15,080	257
Blackbaud Inc.	8,454	215
Earthlink Inc.	20,803	187
Micrel Inc.	8,992	107
MTS Systems Corp.	3,046	100
United Online Inc.	12,538	78
Cohu Inc.	4,678	67
Methode Electronics Inc.	6,902	64
Electro Rent Corp.	3,459	51
Renaissance Learning Inc.	2,414	34
		105,601

14

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Materials (4.0%)
EI du Pont de Nemours
& Co.	172,669	8,164
Dow Chemical Co.	222,714	6,866
Praxair Inc.	59,218	5,409
Air Products &
Chemicals Inc.	40,428	3,435
PPG Industries Inc.	31,730	2,434
Nucor Corp.	60,200	2,301
Southern Copper Corp.	48,952	2,095
Sherwin-Williams Co.	21,038	1,535
Lubrizol Corp.	12,980	1,330
Eastman Chemical Co.	13,928	1,094
Allegheny Technologies Inc.	18,912	996
Vulcan Materials Co.	24,560	897
MeadWestvaco Corp.	32,703	841
International Flavors &
Fragrances Inc.	15,231	764
Sealed Air Corp.	30,400	704
Martin Marietta Materials Inc. 8,730		703
Bemis Co. Inc.	21,030	668
Sonoco Products Co.	19,245	645
Valspar Corp.	18,995	610
Steel Dynamics Inc.	41,600	604
RPM International Inc.	25,059	519
Huntsman Corp.	34,165	473
Cabot Corp.	12,552	427
Temple-Inland Inc.	20,574	426
Compass Minerals
International Inc.	4,669	368
Packaging Corp. of America	14,965	366
Sensient Technologies Corp.	9,577	309
Olin Corp.	15,238	305
Carpenter Technology Corp.	8,514	304
Commercial Metals Co.	21,734	302
Greif Inc. Class A	4,742	279
Worthington Industries Inc.	14,883	229
Arch Chemicals Inc.	4,742	168
A Schulman Inc.	6,093	132
AMCOL International Corp.	4,448	123
Kaiser Aluminum Corp.	2,709	122
Innophos Holdings Inc.	3,048	112
PH Glatfelter Co.	8,980	112
Koppers Holdings Inc.	3,894	109
Valhi Inc.	4,424	89
Myers Industries Inc.	5,108	45
NL Industries Inc.	1,633	19
		47,433
Telecommunication Services (4.9%)
AT&T Inc.	1,140,780	32,512
Verizon
Communications Inc.	547,372	17,773

		Market
		Value
	Shares	($000)
CenturyLink Inc.	57,675	2,387
Qwest Communications
International Inc.	330,615	2,182
Frontier
Communications Corp.	189,853	1,667
Windstream Corp.	92,715	1,174
NTELOS Holdings Corp.	6,006	109
Alaska Communications
Systems Group Inc.	8,680	87
Shenandoah
Telecommunications Co.	4,534	83
Consolidated Communications
Holdings Inc.	4,348	80
		58,054
Utilities (7.4%)
Southern Co.	159,478	6,039
Exelon Corp.	126,730	5,173
Dominion Resources Inc.	113,158	4,918
Duke Energy Corp.	252,271	4,594
NextEra Energy Inc.	79,580	4,380
PG&E Corp.	75,025	3,588
American Electric
Power Co. Inc.	91,599	3,429
Public Service Enterprise
Group Inc.	97,591	3,157
Consolidated Edison Inc.	53,925	2,681
Entergy Corp.	35,836	2,671
Sempra Energy	47,278	2,528
Progress Energy Inc.	56,186	2,528
PPL Corp.	92,637	2,492
Edison International	62,593	2,310
Xcel Energy Inc.	92,592	2,209
FirstEnergy Corp.	58,494	2,125
DTE Energy Co.	32,316	1,511
CenterPoint Energy Inc.	81,058	1,342
Wisconsin Energy Corp.	22,456	1,337
Ameren Corp.	45,955	1,332
Constellation Energy
Group Inc.	38,506	1,164
Northeast Utilities	33,609	1,051
Oneok Inc.	20,440	1,018
SCANA Corp.	24,304	993
NiSource Inc.	53,250	922
National Fuel Gas Co.	15,737	868
Pinnacle West Capital Corp.	20,777	855
NSTAR	19,901	830
Pepco Holdings Inc.	42,809	824
OGE Energy Corp.	18,637	823
CMS Energy Corp.	44,063	810
American Water
Works Co. Inc.	33,442	799
Integrys Energy Group Inc.	14,809	788

15

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Alliant Energy Corp.	21,205	775
Allegheny Energy Inc.	32,246	748
TECO Energy Inc.	40,918	720
MDU Resources Group Inc.	36,093	719
UGI Corp.	21,055	634
NV Energy Inc.	44,752	611
ITC Holdings Corp.	9,640	604
AGL Resources Inc.	14,839	583
Aqua America Inc.	26,218	564
Westar Energy Inc.	21,206	537
Atmos Energy Corp.	17,373	512
Great Plains Energy Inc.	26,016	495
DPL Inc.	17,200	449
Vectren Corp.	15,540	425
Nicor Inc.	8,685	414
Piedmont Natural Gas
Co. Inc.	13,807	407
Hawaiian Electric
Industries Inc.	17,945	404
WGL Holdings Inc.	9,762	376
Cleco Corp.	11,576	362
IDACORP Inc.	9,304	342
New Jersey Resources Corp.	7,968	323
Southwest Gas Corp.	8,742	304
Portland General Electric Co.	14,426	302
South Jersey Industries Inc.	5,720	288
UIL Holdings Corp.	9,713	281
Northwest Natural Gas Co.	5,073	250
Allete Inc.	6,870	250
Unisource Energy Corp.	7,038	247
Black Hills Corp.	7,485	238
Avista Corp.	10,588	231
NorthWestern Corp.	6,896	205
PNM Resources Inc.	16,725	197
MGE Energy Inc.	4,355	177
Empire District Electric Co.	8,029	169
Laclede Group Inc.	4,219	148
California Water
Service Group	3,955	148
Otter Tail Corp.	6,815	140
CH Energy Group Inc.	3,029	138
American States Water Co.	3,607	135
SJW Corp.	2,557	62
Central Vermont Public
Service Corp.	2,277	46
		87,049
Total Common Stocks
(Cost $1,070,759)		1,180,543

		Market
		Value
	Shares	($000)
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
1,2 Vanguard Market
Liquidity Fund, 0.237%
(Cost $2,540)	2,539,734	2,540
Total Investments (100.2%)
(Cost $1,073,299)		1,183,083
Other Assets and Liabilities (-0.2%)
Other Assets		3,252
Liabilities[2]		(5,761)
		(2,509)
Net Assets (100%)		1,180,574

At October 31, 2010, net assets consisted of:

Amount
($000)
Paid-in Capital	1,134,993
Undistributed Net Investment Income	2,298
Accumulated Net Realized Losses	(66,501)
Unrealized Appreciation (Depreciation)	109,784
Net Assets	1,180,574

Investor Shares—Net Assets
Applicable to 18,600,677 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	296,466
Net Asset Value Per Share—
Investor Shares	$15.94

ETF Shares—Net Assets
Applicable to 21,981,936 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	884,108
Net Asset Value Per Share—
ETF Shares	$40.22

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,486,000.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $1,517,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Operations

Year Ended
October 31, 2010
($000)
Investment Income
Income
Dividends	25,849
Interest[1]	2
Security Lending	41
Total Income	25,892
Expenses
The Vanguard Group—Note B
Investment Advisory Services	105
Management and Administrative—Investor Shares	496
Management and Administrative—ETF Shares	694
Marketing and Distribution—Investor Shares	50
Marketing and Distribution—ETF Shares	162
Custodian Fees	148
Auditing Fees	26
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—ETF Shares	27
Trustees’ Fees and Expenses	1
Total Expenses	1,711
Net Investment Income	24,181
Realized Net Gain (Loss) on Investment Securities Sold	(40,717)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	134,572
Net Increase (Decrease) in Net Assets Resulting from Operations	118,036
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,181	15,078
Realized Net Gain (Loss)	(40,717)	(17,744)
Change in Unrealized Appreciation (Depreciation)	134,572	47,491
Net Increase (Decrease) in Net Assets Resulting from Operations	118,036	44,825
Distributions
Net Investment Income
Investor Shares	(5,649)	(3,790)
ETF Shares	(17,618)	(10,670)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(23,267)	(14,460)
Capital Share Transactions
Investor Shares	117,470	70,562
ETF Shares	383,901	244,830
Net Increase (Decrease) from Capital Share Transactions	501,371	315,392
Total Increase (Decrease)	596,140	345,757
Net Assets
Beginning of Period	584,434	238,677
End of Period[1]	1,180,574	584,434
1 Net Assets—End of Period includes undistributed net investment income of $2,298,000 and $1,384,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

Investor Shares

				Nov. 16,
				2006[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.15	$14.20	$21.61	$20.00
Investment Operations
Net Investment Income	.415	.468[2]	.589	.542[2]
Net Realized and Unrealized Gain (Loss) on Investments	1.792	(.070)	(7.409)	1.477
Total from Investment Operations	2.207	.398	(6.820)	2.019
Distributions
Dividends from Net Investment Income	(.417)	(.448)	(.590)	(.409)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.417)	(.448)	(.590)	(.409)
Net Asset Value, End of Period	$15.94	$14.15	$14.20	$21.61

Total Return[3]	15.79%	3.27%	-32.17%	10.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$296	$155	$77	$67
Ratio of Total Expenses to Average Net Assets	0.30%	0.35%	0.35%	0.40%[4]
Ratio of Net Investment Income to
Average Net Assets	2.86%	3.63%	3.41%	2.43%[4]
Portfolio Turnover Rate[5]	34%	20%	11%	11%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Financial Highlights

ETF Shares

				Nov. 10,
				2006[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$35.70	$35.84	$54.55	$50.04
Investment Operations
Net Investment Income	1.092	1.235[2]	1.553	1.405[2]
Net Realized and Unrealized Gain (Loss) on Investments	4.527	(.198)	(18.703)	4.190
Total from Investment Operations	5.619	1.037	(17.150)	5.595
Distributions
Dividends from Net Investment Income	(1.099)	(1.177)	(1.560)	(1.085)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.099)	(1.177)	(1.560)	(1.085)
Net Asset Value, End of Period	$40.22	$35.70	$35.84	$54.55

Total Return	15.93%	3.38%	-32.07%	11.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$884	$430	$161	$115
Ratio of Total Expenses to Average Net Assets	0.18%	0.20%	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	2.98%	3.78%	3.56%	2.58%[3]
Portfolio Turnover Rate[4]	34%	20%	11%	11%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

21

High Dividend Yield Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2010, the fund had contributed capital of $186,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2010, the fund realized $1,086,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2010, the fund had $2,824,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $66,500,000 to offset future net capital gains of $609,000 through October 31, 2015, $5,260,000 through October 31, 2016, $17,104,000 through October 31, 2017, and $43,527,000 through October 31, 2018.

At October 31, 2010, the cost of investment securities for tax purposes was $1,073,301,000. Net unrealized appreciation of investment securities for tax purposes was $109,782,000, consisting of unrealized gains of $124,976,000 on securities that had risen in value since their purchase and $15,194,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended October 31, 2010, the fund purchased $783,035,000 of investment securities and sold $279,889,000 of investment securities, other than temporary cash investments.

22

High Dividend Yield Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	172,365	11,302	110,481	8,716
Issued in Lieu of Cash Distributions	4,536	300	2,942	234
Redeemed	(59,431)	(3,924)	(42,861)	(3,473)
Net Increase (Decrease)—Investor Shares	117,470	7,678	70,562	5,477
ETF Shares
Issued	387,936	10,039	256,834	7,940
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(4,035)	(100)	(12,004)	(400)
Net Increase (Decrease)—ETF Shares	383,901	9,939	244,830	7,540

G. In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Whitehall Funds and the Shareholders of Vanguard High Dividend Yield Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard High Dividend Yield Index Fund (constituting a separate portfolio of Vanguard Whitehall Funds, hereafter referred to as the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 14, 2010

Special 2010 tax information (unaudited) for Vanguard High Dividend Yield Index Fund

This information for the fiscal year ended October 31, 2010, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $23,267,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: High Dividend Yield Index Fund Investor Shares
Periods Ended October 31, 2010

		Since
	One	Inception
	Year	(11/16/2006)
Returns Before Taxes	15.79%	-2.81%
Returns After Taxes on Distributions	15.31	-3.23
Returns After Taxes on Distributions and Sale of Fund Shares	10.84	-2.38

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended October 31, 2010

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	4/30/2010	10/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,013.46	$0.96
ETF Shares	1,000.00	1,013.82	0.71
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.25	$0.97
ETF Shares	1,000.00	1,024.50	0.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.19% for Investor Shares and 0.14% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008).	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components).	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm).	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010).	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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You can obtain a free copy of Vanguard’s proxy voting
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© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6230 122010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2010: $112,000
Fiscal Year Ended October 31, 2009: $100,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2010: $3,607,060
Fiscal Year Ended October 31, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2010: $791,350
Fiscal Year Ended October 31, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2010: $336,090
Fiscal Year Ended October 31, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2010: $16,000
Fiscal Year Ended October 31, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2010: $352,090
Fiscal Year Ended October 31, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants. The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 20, 2010

VANGUARD WHITEHALL FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 20, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.